                                                                     EXHIBIT 4.2

================================================================================


                                 PEOPLE'S BANK

                            Transferor and Servicer

                                      and

                             BANKERS TRUST COMPANY

                                    Trustee

               on behalf of the Series 1996-1 Certificateholders



                            SERIES 1996-1 SUPPLEMENT

                           Dated as of June __, 1996

                                       to

                        POOLING AND SERVICING AGREEMENT

                            Dated as of June 1, 1993



                                 $____________

                     PEOPLE'S BANK CREDIT CARD MASTER TRUST

                        $_______  Floating Rate Class A
                    Asset Backed Certificates, Series 1996-1

                        $ _______ Floating Rate Class B
                    Asset Backed Certificates, Series 1996-1


================================================================================

                      TABLE OF CONTENTS

                                                        Page
                                                        ----
 SECTION 1.    Designation...............................  1
 SECTION 2.    Definitions...............................  1
 SECTION 2.1   Other Definitional Provisions............. 20
 SECTION 3.    Conveyance of Interest in Cash Collateral
               Account................................... 20
 SECTION 4.    Minimum Seller Interest, Minimum Aggre
               gate Principal Receivables and Removal of
               Accounts.................................. 20
 SECTION 5.    Reassignment and Transfer Terms........... 21
 SECTION 6.    Delivery and Payment for the Series
               1996-1 Certificates....................... 21
 SECTION 7.    Depositary; Form of Delivery of Series
               1996-1 Certificates....................... 22
 SECTION 8.    Enhancement............................... 22
 SECTION 9.    Article IV of Agreement................... 22

                         ARTICLE IV

              RIGHTS OF CERTIFICATEHOLDERS AND
         ALLOCATION AND APPLICATION OF COLLECTIONS

 SECTION 4.2A  Rights of Investor Certificateholders..... 22
 SECTION 4.2B  The Series 1996-1 Collection Subaccount... 23
 SECTION 4.3   Establishment of Series 1996-1 Investor
               Accounts.................................. 25
 SECTION 4.4   Allocations............................... 27
 SECTION 4.5   Defaulted Accounts and Charge-Offs........ 30
 SECTION 4.6   Monthly Payments.......................... 31
 SECTION 4.7   Payment of Certificate Interest........... 41
 SECTION 4.8   Payment of Certificate Principal.......... 41
 SECTION 4.9   Establishment of the Cash Collateral
               Account................................... 43
 SECTION 4.10  Transferor's or Servicer's Failure to
               Make a Deposit or Payment................. 45
 SECTION 4.11  Interest Rate Caps........................ 48
 SECTION 4.12  Reallocated Principal Collections......... 52
 SECTION 4.13  Determination of LIBOR.................... 52
 SECTION 4.14  Discount Option........................... 53

                            ARTICLE V

               DISTRIBUTIONS AND REPORTS TO INVESTOR
                       CERTIFICATEHOLDERS

 SECTION 5.1   Distributions............................. 54
 SECTION 5.2   Monthly Certificateholders' Statement..... 55


 SECTION 9.A.  Series 1996-1 Pay Out Events.............. 57
 SECTION 10.   Series 1996-1 Termination................. 60
 SECTION 11.   Ratification and Reaffirmation of Pooling
               and Servicing Agreement................... 61
 SECTION 12.   Ratification and Reaffirmation of
               Representations and Warranties............ 61
 SECTION 13.   [RESERVED]................................ 62
 SECTION 14.   No Subordination.......................... 62
 SECTION 15.   Repurchase of the Series 1996-1
               Certificates.............................. 62
 SECTION 16.   Counterparts.............................. 63
 SECTION 17.   Additional Covenants of Transferor........ 63
 SECTION 18.   Series 1996-1 Investor Exchange........... 64
 SECTION 19.   Governing Law............................. 64

          SERIES 1996-1 SUPPLEMENT, dated as of June __, 1996 (this "Series Supplement") by and between PEOPLE'S BANK, a Connecticut capital stock savings bank, as Transferor and Servicer, and BANKERS TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York, not in its individual capacity but solely as Trustee under the Pooling and Servicing Agreement dated as of June 1, 1993 between PEOPLE'S BANK and the Trustee, as amended (the "Pooling and Servicing Agreement").


                                   RECITALS:
                                   --------

          1. Section 6.9(b) of the Pooling and Servicing Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Pooling and Servicing Agreement for the purpose of authorizing the delivery by the Trustee to the Transferor for the execution and redelivery to the Trustee for authentication of one or more Series of Certificates.

          2. Pursuant to this Series Supplement, the Transferor and the Trustee on behalf of the Trust shall create a new Series of Investor Certificates and shall specify the principal terms thereof.

          SECTION 1.  Designation.  The Certificates authorized hereby shall be
                      -----------
designated generally as the "Series 1996-1 Certificates." The Series 1996-1 Certificates shall be issued in two Classes, which shall be designated generally as the Floating Rate Class A Asset Backed Certificates, Series 1996-1 (the "Class A Certificates") and the Floating Rate Class B Asset Backed Certificates, Series 1996-1 (the "Class B Certificates").

          SECTION 2.  Definitions.  In the event that any term or provision
                      -----------
contained herein shall conflict with or be inconsistent with any provision contained in the Pooling and Servicing Agreement, the terms and provisions of this Series Supplement shall govern. All capitalized terms not otherwise defined herein are defined in the Pooling and Servicing Agreement. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Pooling and Servicing Agreement except as otherwise provided herein. Each capitalized term used or defined herein shall relate only to the Series 1996-1 Certificates and to no other Series of Certificates issued by the Trust.

          "Agreement" shall mean the Pooling and Servicing Agreement as
           ---------
supplemented by this Series Supplement.

          "Amortization Period" shall mean the period following the Revolving
           -------------------
Period which shall be either the Controlled Amortization Period or the Rapid Amortization Period.

          "Available Cash Collateral Amount" shall mean, with respect to any
           --------------------------------
date of determination, the lesser of (i) the amount on deposit in the Cash Collateral Account and (ii) the Required Cash Collateral Amount.

          "Available Finance Charge Collections" shall mean, with respect to any
           ------------------------------------
given Monthly Period, Collections of Finance Charge Receivables (other than the proceeds of the sale of any Interest Rate Cap pursuant to subsection 4.11(g)) processed on any Date of Processing during such Monthly Period, which are allocated to the Investor Interest and deposited in the Finance Charge Account pursuant to Article IV.

          "Available Principal Collections" shall mean, with respect to any
           -------------------------------
given Monthly Period, Collections of Principal Receivables processed on any Date of Processing during such Monthly Period, which were allocated to the Investor Interest and were deposited in the Principal Account pursuant to subsection 4.4(d)(ii) or 4.4(e)(ii) (or which will be deposited in the Collection Account on the Transfer Date following such Monthly Period pursuant to the fourth paragraph of subsection 4.2(a)).

          "Available Shared Principal Collections" shall mean, with respect to
           --------------------------------------
any Monthly Period, Shared Principal Collections available to be allocated to the Certificates from each other Series that has a controlled or scheduled amortization or accumulation period beginning after the Class B Expected Final Distribution Date.

          "Base Rate" shall mean, with respect to any Monthly Period, the
           ---------
weighted average of (i) the lesser of the Class A Certificate Rate and the Class A Cap Rate and (ii) the lesser of the Class B Certificate Rate and the Class B Cap Rate (weighted based on the Class A Investor Interest and the Class B Investor Interest, respectively, as of the last day of the preceding Monthly Period) plus 2.00% per annum.

          "Calculation Period" shall have the meaning specified in the
           ------------------
applicable Interest Rate Cap.

          "Cash Collateral Account" shall have the meaning specified in Section
           -----------------------
4.9.

          "Cash Collateral Account Surplus" shall mean, on any date of
           -------------------------------
determination, the amount, if any, by which the amount on deposit in the Cash Collateral Account exceeds the Required Cash Collateral Amount.

          "Cash Collateral Depositor" shall mean the bank or banks (other than
           -------------------------
the Transferor or the Trustee) which are parties to the Loan Agreement on the Closing Date, such bank or banks to be selected by the Transferor on or prior to the Closing Date to make the deposit of a portion of the Initial Cash Collateral Amount in the Cash Collateral Account on the Closing Date, or any successors thereto or assignees thereof appointed as provided in the Loan Agreement.

          "Certificate Rate" for purposes of Section 17 hereof shall mean the
           ----------------
weighted average of the lesser of (i) the Class A Certificate Rate and (ii) the Class A Cap Rate and the lesser of (i) the Class B Certificate Rate and (ii) the Class B Cap Rate.

          "Class A Available Finance Charge Collections" shall mean, with
           --------------------------------------------
respect to any given Monthly Period, the sum of (a) the Class A Investor Percentage of Available Finance Charge Collections and (b) the proceeds of the sale of any Class A Interest Rate Cap deposited into the Collection Account during the related Monthly Period pursuant to subsection 4.11(g).

          "Class A Cap Rate" shall mean __% per annum.
           ----------------

          "Class A Certificate Rate" shall mean __% per annum from June 30, 1996
           ------------------------
through July 15, 1996, and with respect to each Interest Accrual Period thereafter, a per annum rate 0.20% in excess of LIBOR as determined on the related LIBOR Determination Date.

          "Class A Certificateholder" shall mean the Person in whose name a
           -------------------------
Class A Certificate is registered in the Certificate Register.

          "Class A Certificateholders' Interest" shall mean the portion of the
           ------------------------------------
Investor Interest evidenced by the Class A Certificates.

          "Class A Certificates" shall mean any of the certificates executed by
           --------------------
the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit 1-A hereto.

          "Class A Controlled Amortization Amount" shall mean $__________;
           --------------------------------------
provided, however, that such amount shall be
- --------  -------
reduced following a Series 1996-1 Investor Exchange to an amount equal to the product of (i) $__________ and (ii) a fraction the numerator of which is the Class A Investor Interest following such Series 1996-1 Investor Exchange and the denominator of which is the Class A Initial Investor Interest.

          "Class A Excess Interest" shall mean on any date of determination, an
           -----------------------
amount equal to the product of (a) the amount by which the Class A Certificate Rate exceeds __% per annum, (b) the Class A Excess Principal, if any, and (c) the actual number of days in the related Interest Accrual Period divided by 360.
                                                                 -------

          "Class A Excess Principal" shall mean on any date of determination the
           ------------------------
amount by which the Class A Investor Interest exceeds the Expected Class A
                    -------------------------             ----------------
Principal after giving effect to all payments, deposits and withdrawals on such
- ---------
date.

          "Class A Expected Final Distribution Date" shall mean the October 2000
           ----------------------------------------
Distribution Date.

          "Class A Initial Investor Interest" shall mean the aggregate initial
           ---------------------------------
principal amount of the Class A Certificates on the Closing Date, which is $_________, less the portion of such amount represented by Class A Certificates tendered and canceled pursuant to any Series 1996-1 Investor Exchange.

          "Class A Interest Rate Cap" shall mean the master agreement dated as
           -------------------------
of June __, 1996 between the Trustee and the Interest Rate Cap Provider, as supplemented by the schedule attached thereto and the confirmation dated on or prior to June __, 1996 between the Trustee and the Interest Rate Cap Provider, relating to the Class A Certificates and for the exclusive benefit of the Class A Certificateholders, or any Replacement Interest Rate Cap or Qualified Substitute Arrangement.

          "Class A Investor Charge-Offs" shall have the meaning specified in
           ----------------------------
subsection 4.5(a).

          "Class A Investor Default Amount" shall mean, with respect to any
           -------------------------------
Distribution Date, the Class A Investor Percentage of the Investor Default
Amount.

          "Class A Investor Interest" shall mean, on any date of determination,
           -------------------------
an amount equal to (a) the Class A Initial Investor Interest, minus (b) the
                                                              -----
aggregate amount of payments of principal paid to the Class A Certificateholders pursuant to Section 4.8 prior to such date of determination, minus (c) the excess, if any, of the aggregate amount of Class A
               -----
Investor Charge-Offs over Class A Investor Charge-Offs reimbursed pursuant to
                     ----
subsections 4.6(a)(iv), 4.6(c)(i) and 4.6(d) prior to such date of determination; provided, however, that upon the tender and cancellation of any
               --------  -------
Class A Certificates pursuant to a Series 1996-1 Investor Exchange, the amounts stated in clauses (b) and (c) shall be computed with respect to the Class A Certificates not tendered or canceled pursuant to such Series 1996-1 Investor Exchange.

          "Class A Investor Percentage" shall mean, with respect to any date of
           ---------------------------
determination, the percentage equivalent of a fraction, the numerator of which is the Class A Investor Interest determined as of the last day of the Monthly Period immediately preceding such date of determination and the denominator of which is the sum of the Class A Investor Interest and the Class B Investor Interest determined as of the last day of the Monthly Period immediately preceding such date of determination.

          "Class A Monthly Cap Rate Interest" shall mean, with respect to any
           ---------------------------------
Distribution Date, an amount equal to the product of (a) the lesser of the Class A Certificate Rate and the Class A Cap Rate, (b) the Class A Investor Interest as determined as of the preceding Distribution Date or, for the initial Interest Accrual Period, the Closing Date (after giving effect to all payments, deposits and withdrawals on such Distribution Date or Closing Date as applicable) and (c) the actual number of days in the related Interest Accrual Period divided by 360.

          "Class A Monthly Interest" shall mean, with respect to any
           ------------------------
Distribution Date, an amount equal to the sum of (a) the product of (i) the Class A Certificate Rate and, (ii) the lesser of the Class A Investor Interest as of the preceding Distribution Date or, for the initial Interest Accrual Period, the Closing Date (after giving effect to all payments, deposits and withdrawals on such Distribution Date or Closing Date), and the Expected Class A Principal as of the preceding Distribution Date and (iii) the actual number of days in the related Interest Accrual Period divided by 360 and (b) the product of (i) the Class A Excess Principal, (ii) the lesser of the Class A Certificate Rate and __% and (iii) the actual number of days in the related Interest Accrual Period divided by 360.

          "Class A Monthly Servicing Fee" shall mean, with respect to the first
           -----------------------------
Distribution Date, $_________, and with respect to any subsequent Distribution Date, one-twelfth of the product of 2.00% and the Class A Investor Interest on the last day of the preceding Monthly Period.

          "Class A Notional Amount" shall mean, on any date of determination, an
           -----------------------
amount equal to the Expected Class A Principal.

          "Class A Pool Factor" shall mean, with respect to any Record Date, a
           -------------------
number carried out to seven decimal places representing the ratio of the Class A Investor Interest as of the end of the last day of the preceding Monthly Period (determined after taking into account any increases or decreases in the Class A Investor Interest which will occur on the following Distribution Date) to the Class A Initial Investor Interest.

          "Class A Required Amount" shall have the meaning specified in
           -----------------------
subsection 4.6(d).

          "Class B Available Finance Charge Collections" shall mean, with
           --------------------------------------------
respect to any given Monthly Period, the sum of (a)) the Class B Investor Percentage of Available Finance Charge Collections and (b) the proceeds of the sale of any Class B Interest Rate Cap deposited into the Collection Account during the related Monthly Period pursuant to subsection 4.11(g).

          "Class B Cap Rate" shall mean __% per annum.
           ----------------

          "Class B Certificate Rate" shall mean __% per annum from June 30, 1996
           ------------------------
through July 16, 1996, and with respect to each Interest Accrual Period thereafter, a per annum rate 0.__% in excess of LIBOR, as determined on the related LIBOR Determination Date.

          "Class B Certificateholder" shall mean the Person in whose name a
           -------------------------
Class B Certificate is registered in the Certificate Register.

          "Class B Certificateholders' Interest" shall mean the portion of the
           ------------------------------------
Investor Interest evidenced by the Class B Certificates.

          "Class B Certificates" shall mean any of the certificates executed by
           --------------------
the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit 1-B hereto.

          "Class B Controlled Amortization Amount" shall mean $___________;
           --------------------------------------
provided, however, that such amount shall be reduced following a Series 1996-1
- --------  -------
Investor Exchange to
an amount equal to the Class B Investor Interest following such Series 1996-1 Investor Exchange.

          "Class B Excess Interest" shall mean, on any date of determination, an
           -----------------------
amount equal to the product of (a) the amount by which the Class B Certificate Rate exceeds __% per annum, (b) the Class B Excess Principal, if any, and (c) the actual number of days in the related Interest Accrual Period divided by 360.
                                                                 -------

          "Class B Excess Principal" shall mean on any date of determination the
           ------------------------
amount by which the Class B Investor Interest exceeds the Expected Class B Principal after giving effect to all payments, deposits and withdrawals on such date.

          "Class B Expected Final Distribution Date" shall mean the November
           ----------------------------------------
2000 Distribution Date.

          "Class B Initial Investor Interest" shall mean the aggregate initial
           ---------------------------------
principal amount of the Class B Certificates on the Closing Date, which is $_________, less the portion of such amount represented by Class B Certificates tendered and canceled pursuant to any Series 1996-1 Investor Exchange.

          "Class B Interest Rate Cap" shall mean the master agreement dated as
           -------------------------
of June __ 1996, between the Trustee and the Interest Rate Cap Provider, as supplemented by the schedule attached thereto and the confirmation dated on or prior to June __, 1996 between the Trustee and the Interest Rate Cap Provider, relating to the Class B Certificates and for the exclusive benefit of the Class B Certificateholders, or any Replacement Interest Rate Cap or Qualified Substitute Arrangement.

          "Class B Investor Charge-Offs" shall have the meaning specified in
           ----------------------------
subsection 4.5(b).

          "Class B Investor Default Amount" shall mean, for any Distribution
           -------------------------------
Date, the Class B Investor Percentage of the Investor Default Amount.

          "Class B Investor Interest" shall mean, on any date of determination,
           -------------------------
an amount equal to (a) the Class B Initial Investor Interest, minus (b) the
                                                              -----
aggregate amount of payments of principal paid to the Class B Certificateholders pursuant to Section 4.8 prior to such date of determination, minus (c) the
                                                             -----
amount of Reallocated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.12, minus (d) the aggregate amount of Class B
                                -----
Investor Charge-Offs, minus (e) the
                      -----
amount by which the Class B Investor Interest has been reduced on all prior Distribution Dates pursuant to the second sentence of subsection 4.5(a) plus (f)
                                                                        ----
the aggregate amount allocated and available on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses
(c), (d) and (e); provided, however, that upon the tender and cancellation of
                  --------  -------
any Class B Certificates pursuant to a Series 1996-1 Investor Exchange, the amounts stated in clauses (b), (c), (d), (e) and (f) shall be computed with respect to the Class B Certificates not tendered or canceled pursuant to such Series 1996-1 Investor Exchange.

          "Class B Investor Percentage" shall mean, with respect to any date of
           ---------------------------
determination, the percentage equivalent of a fraction, the numerator of which is the Class B Investor Interest determined as of the last day of the Monthly Period immediately preceding such date of determination and the denominator of which is the sum of the Class A Investor Interest and the Class B Investor Interest determined as of the last day of the Monthly Period immediately preceding such date of determination.

          "Class B Monthly Cap Rate Interest" shall mean, with respect to any
           ---------------------------------
Distribution Date, an amount equal to the product of (a) the lesser of the Class B Certificate Rate and the Class B Cap Rate, (b) the Class B Investor Interest as determined as of the preceding Distribution Date or, for the initial Interest Accrual Period, the Closing Date (after giving effect to all payments, deposits and withdrawals on such Distribution Date or Closing Date) and (c) the actual number of days in the related Interest Accrual Period divided by 360.

          "Class B Monthly Interest" shall mean, with respect to any
           ------------------------
Distribution Date, an amount equal to the sum of (a) the product of (i) the Class B Certificate Rate, (ii) the lesser of the Class B Investor Interest as of the preceding Distribution Date or, for the initial Interest Accrual Period, the Closing Date (after giving effect to all payments, deposits and withdrawals on such Distribution Date or Closing Date) and the Expected Class B Principal as of the preceding Distribution Date and (iii) the actual number of days in the related Interest Accrual Period divided by 360 and (b) the product of (i) the Class B Excess Principal, (ii) the lesser of the Class B Certificate Rate and __% and (iii) the actual number of days in the related Interest Accrual Period divided by 360.

          "Class B Monthly Servicing Fee" shall mean, with respect to the first
           -----------------------------
Distribution Date, $__________, and
with respect to any subsequent Distribution Date, one-twelfth of the product of 2.00% and the Class B Investor Interest on the last day of the preceding Monthly Period.

          "Class B Notional Amount" shall mean, on any date of determination, an
           -----------------------
amount equal to the Expected Class B Principal.

          "Class B Payment Commencement Date" shall mean either the Distribution
           ---------------------------------
Date on which the Class A Investor Interest is reduced to zero or, if the Class A Investor Interest is paid in full on the Class A Expected Final Distribution Date and the Rapid Amortization Period has not commenced, the Distribution Date following the Class A Expected Final Distribution Date.

          "Class B Pool Factor" shall mean, with respect to any Record Date, a
           -------------------
number carried out to seven decimal places representing the ratio of the Class B Investor Interest as of the end of the last day of the preceding Monthly Period (determined after taking into account any increases or decreases in the Class B Investor Interest which will occur on the following Distribution Date) to the Class B Initial Investor Interest.

          "Class B Required Amount" shall have the meaning specified in
           -----------------------
subsection 4.6(e).

          "Closing Date" shall mean June __, 1996.
           ------------

          "Controlled Amortization Date" shall mean the first day of the Monthly
           ----------------------------
Period relating to the September 1999 Distribution Date.

          "Controlled Amortization Period" shall mean unless a Pay Out Event
           ------------------------------
shall have occurred prior to such date an amortization period commencing on the first day of the August 1999 Monthly Period and continuing to, but not including, a Pay Out Commencement Date or to, and including, (i) the date of termination of the Trust pursuant to Section 12.1 of the Agreement or (ii) the Series 1996-1 Termination Date.

          "Controlled Distribution Amount" shall have the meaning specified in
           ------------------------------
subsection 4.4(d)(ii).

          "Controlled Excess Amount" shall have the meaning specified in
           ------------------------
subsection 4.4(d)(ii).

          "Deficit Controlled Amortization Amount" shall initially mean zero and
           --------------------------------------
shall change as provided in subsection 4.8(a).

          "Definitive Certificates" shall have the meaning specified in Section
           -----------------------
6.11.

          "Discount Option" shall have the meaning specified in Section 4.14.
           ---------------

          "Discount Percentage" shall have the meaning specified in Section
           -------------------
4.14.

          "Distribution Account" shall have the meaning specified in subsection
           --------------------
4.3(b).

          "Distribution Date" shall mean July 15, 1996 and the fifteenth day of
           -----------------
each calendar month thereafter, or, if such fifteenth day is not a Business Day, the next succeeding Business Day; provided, however, that no Distribution Date shall occur after the earliest to occur of (x) the Distribution Date on which the Investor Interest has been paid in full, (y) the date of termination of the Trust pursuant to Section 12.1 of the Agreement, and (z) the Series 1996-1 Termination Date.

          "Enhancement" shall mean the funds and securities on deposit in the
           -----------
Cash Collateral Account, up to the Available Cash Collateral Amount and, with respect to the Class A Certificates, the subordination of the Class B Certificates to the extent provided herein.

          "Enhancement Provider" shall mean, with respect to the Series 1996-1
           --------------------
Certificates, the Cash Collateral Depositor and with respect to any other Series, the applicable provider of credit enhancement, if any.

          "Excess Spread" shall mean the sum of the amounts specified pursuant
           -------------
to subsections 4.6(a)(v) and 4.6(b)(v).

          "Expected Class A Principal" shall mean, with respect to any date of
           --------------------------
determination, the amount of the Class A Investor Interest that is equal to (a) on each date through but not including the Distribution Date related to the Controlled Amortization Date, the Class A Initial Investor Interest, (b) on each date thereafter through but not including the Class A Expected Final Distribution Date, the Class A Initial Investor Interest less the product of (i)
                                                         ----
the Class A Controlled Amortization Amount, and (ii) the number of Distribution Dates occurring since the second Distribution Date after the Controlled Amortization Date, and (c) on each date thereafter, zero.

          "Expected Class B Principal" shall mean, with respect to any date of
           --------------------------
determination, the amount of Class B Investor Interest that is equal to (a) the Class B Initial Investor Interest on each date through but not including the Distribution Date related to the Class B Expected Final Distribution Date, and
(b) on each date thereafter, zero.

          "Finance Charge Account" shall have the meaning specified in Section
           ----------------------
4.3(a).

          "Finance Charge Collections" shall mean Collections in respect of
           --------------------------
Finance Charge Receivables.

          "Floating Rate" shall have the meaning specified in the applicable
           -------------
Interest Rate Cap.

          "Initial Cash Collateral Amount" shall mean $____________.
           ------------------------------

          "Initial Investor Interest" shall mean the sum of the Class A Initial
           -------------------------
Investor Interest and the Class B Initial Investor Interest.

          "Interest Accrual Period" shall mean, with respect to any Distribution
           -----------------------
Date, the period beginning on and including the Distribution Date occurring in the preceding calendar month (or, in the case of the first Distribution Date, from and including the Closing Date) to and including the day preceding the current Distribution Date.

          "Interest Rate Cap Payment" shall mean, with respect to any
           -------------------------
Distribution Date, any payment required to be made by an Interest Rate Cap Provider to the Trust pursuant to an Interest Rate Cap with respect to such Distribution Date.

          "Interest Rate Cap Provider" shall mean ________________, in its
           --------------------------
capacity as obligor under the Interest Rate Caps, or if any Replacement Interest Rate Cap or Qualified Substitute Arrangement is obtained pursuant to Section 4.11, any obligor with respect to such Replacement Interest Rate Cap or Qualified Substitute Arrangement.

          "Interest Rate Cap" shall mean either the Class A Interest Rate Cap or
           -----------------
the Class B Interest Rate Cap.

          "Interest Rate Caps" shall mean the Class A Interest Rate Cap and the
           ------------------
Class B Interest Rate Cap.

          "Investor Accounts" shall mean the Finance Charge Account, the
           -----------------
Distribution Account and the Principal Account.

          "Investor Default Amount" shall mean, with respect to any Distribution
           -----------------------
Date, an amount equal to the product of (a) the sum of the Default Amounts for all Defaulted Accounts during the immediately preceding Monthly Period and (b) the Investor Percentage for such Monthly Period.

          "Investor Interest" shall mean for any date of determination, the sum
           -----------------
of the Class A Investor Interest and the Class B Investor Interest.

          "Investor Percentage" shall mean, for any date of determination:
           -------------------

          (a) when used with respect to Principal Receivables on any date of determination during the Revolving Period, the percentage equivalent of a fraction, the numerator of which shall be (x) for any date of determination occurring other than during the Paired Amortization Period, the Investor Interest at the close of business on the last day of the prior Monthly Period and (y) for any date of determination occurring during the Paired Amortization Period, the excess of the amount in the foregoing clause (x)
                                                                    ----------
     over the numerator used to calculate the investor percentage for such date of determination with respect to Principal Receivables for the Paired Certificates pursuant to the related Supplement, and the denominator of which shall be the greater of (a) the Aggregate Principal Receivables determined as of the close of business on the last day of the prior Monthly Period (or with respect to any date of determination occurring on or before June 30, 1996, determined as of the Closing Date) and (b) the sum of the numerators used to calculate the investor percentages with respect to Principal Receivables for such date of determination for all Series outstanding;

          (b) when used with respect to Principal Receivables on any date of determination during the Controlled Amortization Period or the Rapid Amortization Period, the percentage equivalent of a fraction, the numerator of which shall be (x) for any date of determination occurring other than during the Paired Amortization Period, the Investor Interest at the end of the last day of the Revolving Period (or, if there has been a Series 1996-1 Investor Exchange after the end of the Revolving Period, such Investor Interest will be reduced ratably to reflect the amount of Series 1996-1 Certificates tendered and cancelled pursuant to any Series 1996-1 Investor Exchange) and (y) for any date of determination in the Rapid Amortization Period occurring during the Paired Amortization Period, the excess of the amount in the foregoing clause (x) over the numerator
                                               ----------
     used to calculate the investor percentage for such date of determination with respect to Principal Receivables for the Paired Certificates pursuant to the related Supplement, and the denominator of which shall be the greater of (i) the Aggregate Principal Receivables determined at the close of business on the last day of the prior Monthly Period (or with respect to any date of determination occurring on or before June __, 1996, determined as of the Closing Date) and (ii) the sum of the numerators used to calculate the investor percentages for such date of determination with respect to Principal Receivables for all Series outstanding; provided,
                                                                  --------
     however, that during the Controlled Amortization Period, the Investor
     -------
     Percentage of Principal Receivables may be reset by and at the option of the Servicer (and any such reset Investor Percentage will (except in connection with a Paired Amortization Period) in any Rapid Amortization Period following the Controlled Amortization Period) on the date of issuance of any new Series of certificates to a fixed percentage equivalent of a fraction which shall not be greater than the fraction described above in this clause (b) and shall not be less than the greater of (i) a fraction, the numerator of which is the Investor Interest, determined as of the close of business on the last day of the Monthly Period immediately preceding the date of determination, and the denominator of which is the greater of (a) the Aggregate Principal Receivables, determined as of the end of the last day of the Monthly Period immediately preceding such date of determination, and (b) the sum of the numerators used to calculate the Investor Percentages for such date of determination with respect to Principal Receivables for all Series of certificates outstanding and (ii) a fraction that when multiplied by the amount of collections of Principal Receivables for the preceding Monthly Period will equal (x) the Controlled Distribution Amount for such Monthly Period plus [10%] of the greater of the Class A Controlled Amortization Amount (so long as the Class A Certificates remain outstanding) and the Class B Controlled Amortization Amount minus (y) the amount of any Available Shared

     Principal Collections with respect to such Monthly Period;

          (c) when used with respect to Finance Charge Receivables and Receivables in Defaulted Accounts on any date of determination, the percentage equivalent of a fraction, the numerator of which shall be the Investor Interest at the close of business on the last day of the prior Monthly Period (or with respect to any date of determination occurring on or before June 30, 1996, determined as of the Closing Date) and the denominator of which shall be the Aggregate Principal Receivables at the close of business on the last day of the prior Monthly Period; and

          (d) in no event shall any Investor Percentage be greater than 100%.

     "LIBOR" shall mean, for any Interest Accrual Period, the London interbank
      -----
offered quotations for one-month Dollar deposits determined for each Interest Accrual Period in accordance with the provisions of Section 4.13.

     "LIBOR Determination Date" shall mean June __. 1996 and the second London
      ------------------------
Banking Day prior to the commencement of the second and each subsequent Interest Accrual Period.

     "Loan Agreement" shall mean the agreement among the Transferor, the
      --------------
Servicer, the Trustee and the Cash Collateral Depositor, dated as of June __, 1996, as amended from time to time.

     "London Banking Day" shall mean any day on which commercial banks are open
      ------------------
for business (including dealings in foreign exchange and deposits in U.S. dollars) in London.

     "Minimum Aggregate Principal Receivables" shall have the meaning specified
      ---------------------------------------
in Section 4 hereof.

     "Minimum Seller Interest" shall have the meaning specified in Section 4
      -----------------------
hereof.

     "Monthly Investor Servicing Fee" shall mean, with respect to the first
      ------------------------------
Monthly Period, $________, and with respect to each subsequent Monthly Period, an amount equal to one twelfth of the product of 2.00% and the Investor Interest as of the last day of the preceding Monthly Period.

     "Monthly Total Principal Allocation" shall mean with respect to any day in
      ----------------------------------
a Monthly Period the Principal Allocation for such day plus the sum of all Principal Allocations on each prior day of such Monthly Period or with respect to a Monthly Period shall mean the Principal Allocation, if any, for the last day of such Monthly Period plus the sum of all Principal Allocations on each prior day of such Monthly Period.

     "Paired Amortization Period" shall mean the period from and including the
      --------------------------
Closing Date to and including the date on which the investor interest of Paired Certificates.

     "Paired Certificates" shall mean the Series 1993-1 4.8% Asset Backed
      -------------------
Certificates of the Trust.

     "Pay Out Commencement Date" shall mean, with respect to the Series 1996-1
      -------------------------
Certificates, the date on which a Trust Pay Out Event is deemed to occur or occurs pursuant to Section 9.1 of the Agreement or a Series 1996-1 Pay Out Event is deemed to occur or occurs pursuant to Section 9A hereof.

     "Permitted Investments" shall mean with respect to the Series 1996-1
      ---------------------
Collection Subaccount, the Investor Accounts and the Cash Collateral Account (a) negotiable instruments or securities either represented by instruments in bearer or registered form or book-entry form at a federal reserve bank or held by a clearing corporation which are registered in the name of the Trustee upon books maintained for that purpose by or on behalf of the issuer thereof and identified on books maintained for that purpose by the Trustee and held for the benefit of the Trust or the Certificateholders and which evidence (i) direct obligations of the United States of America or any agency or instrumentality thereof the full and timely payment of which is guaranteed by the full faith and credit of the United States of America; (ii) demand deposits, time deposits or certificates of deposit of, or bankers' acceptances issued by, any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking or depositary institution authorities; provided, however, that at the
                                               --------  -------
time of the Trust's investment or contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, of such depositary institution or trust company shall have a credit rating from Standard & Poor's of A-1+, and either such certificates of deposit or short-term deposits shall have a credit rating from Moody's of P-1 or the long-term unsecured debt obligations of such depositary institution or trust company (other than such obligations whose rating is based on collateral or on the credit of a Person other than such institution or trust company) shall have a rating from Moody's of at least Aa3, and the amount of such time deposits, demand deposits or certificates of deposit are fully insured within the limits of insurance set by the FDIC and the combined capital, surplus and undivided profits of such depositary institution or trust company is not less than $3 million; (iii) certificates of deposit having, at the time of the Trust's investment or contractual commitment to invest therein, a rating from Moody's and Standard & Poor's of P-1 and A-1+, respectively; (iv) commercial paper having, at the time of the Trust's investment or contractual commitment to invest therein, a rating from Moody's and Standard & Poor's of P-1 and A-1+, respectively; and (v) investments in money market funds registered under the Investment Company Act rated in each case in the highest investment category by Standard & Poor's and Moody's, or otherwise approved in writing by the Rating Agency and acceptable to the Enhancement Provider; and (b) demand deposits in the name of the Trust or the Trustee, on behalf of the Trust, in any depositary institution or trust company referred to in clause (a)(ii) above; provided,
                                                                  --------
however, that with respect to any of the Permitted Investments referred to
- -------
herein, if requested by the Enhancement Provider, the Servicer shall furnish to the Enhancement Provider an Opinion of Counsel, in form and substance satisfactory to the Enhancement Provider and from counsel reasonably acceptable to it, to the effect that, upon conveyance of possession or registered ownership to the Trustee or its agent, nominee or custodian, on behalf of the Trust, of such Permitted Investment, the Trustee, on behalf of the Trust, will have a perfected first priority security interest in and to such Permitted Investment for the benefit of the Series 1996-1 Certificateholders. Such opinion will be required only with respect to Permitted Investments of a type that have not previously been the subject of such an opinion or that have been the subject of a change in law. Notwithstanding the foregoing, if the Rating Agency rating the Investor Certificates is not Standard & Poor's or Moody's, any investments specified in this definition of "Permitted Investments" as requiring a specific credit rating from Standard & Poor's or Moody's must also have a comparable credit rating from, or otherwise be acceptable to, the Rating Agency rating the Investor Certificates, as confirmed to the Trustee in writing by such Rating Agency, and any investments specified in this definition of "Permitted Investments" as requiring written approval from

Standard & Poor's or Moody's must also receive written approval from such other Rating Agency.

     "Pool Amount" shall mean, with respect to any date of determination, an
      -----------
amount equal to the product of (x) a fraction, the numerator of which is the Investor Interest on such date of determination, and the denominator of which is the Aggregate Investor Interest on such date of determination and (y) the Aggregate Principal Receivables as of the end of the day immediately prior to such date of determination.

     "Portfolio Yield" shall mean, with respect to Series 1996-1 and with
      ---------------
respect to any Monthly Period, the annualized percentage equivalent of a fraction the numerator of which is the Finance Charge Receivables allocable to the Investor Interest for such Monthly Period, calculated on a billed basis, after subtracting an amount equal to the lesser of (x) the aggregate amount of Collections with respect to such monthly period and (y) the Investor Default Amount with respect to such Monthly Period, and the denominator of which is the Investor Interest as of the last day of the preceding Monthly Period.

     "Principal Account" shall have the meaning specified in subsection 4.3(a).
      -----------------

     "Principal Allocation" shall have the meaning specified in subsection
      --------------------
4.4(d)(ii).

     "Principal Shortfall" shall mean (x) on any Date of Processing for the
      -------------------
Series 1996-1 Certificates, the excess of the Controlled Distribution Amount over the aggregate Principal Allocation for such Date of Processing and for each prior Date of Processing in such Monthly Period or (y) for any other Series the amounts specified as such in the Supplement for such other Series.

     "Qualified Substitute Arrangement" shall have the meaning specified in
      --------------------------------
subsection 4.11(b).

     "Qualified Trust Institution" shall mean a depository institution or trust
      ---------------------------
company having corporate trust powers under applicable federal and state laws organized under the laws of the United States of America or any one of the states thereof or the District of Columbia; provided, however, that the long-
                                            --------  -------
term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from Moody's and Standard & Poor's of at least Baa3 and

BBB-, respectively, and the deposits in whose accounts are insured to the limits provided by law and as required by the FDIC.

     "Rapid Amortization Period" shall mean an Amortization Period commencing on
      -------------------------
the Pay Out Commencement Date and ending on the earlier to occur of (i) the date of termination of the Trust pursuant to Section 12.1 or (ii) the Series 1996-1 Termination Date.

     "Rating Agency" shall mean, with respect to the Series 1996-1 Certificates,
      -------------
each of Moody's and Standard & Poor's.

     "Reallocated Principal Collections" shall have the meaning specified in
      ---------------------------------
subsection 4.12(a).

     "Reference Banks" shall mean four major banks in the London interbank
      ---------------
market selected by the Trustee.

     "Replacement Interest Rate Cap" shall mean any interest rate cap having
      -----------------------------
substantially the same terms and conditions as the Class A Interest Rate Cap or the Class B Interest Rate Cap, as the case may be, and otherwise satisfying the conditions set forth in Section 4.11.

     "Required Cash Collateral Amount" means (a) initially $________ and (b) on
      -------------------------------
any Transfer Date, the product of (i) the Investor Interest as of the last day of the Monthly Period preceding such date and (ii) %, but in no event less than the lesser of $________ and the Investor Interest as of the last day of the related Monthly Period; provided, however, that if either (a) there are any
                        --------  -------
withdrawals from the Cash Collateral Account pursuant to subsection 4.6(d) or 4.6(e) during the Controlled Amortization Period or (b) a Pay Out Event has occurred, the Required Cash Collateral Amount for any Transfer Date shall be the lesser of the Required Cash Collateral Amount for the Transfer Date immediately preceding such withdrawal or Pay Out Event and the unpaid principal amount of the Certificates.

     "Revolving Period" shall mean the period from and including the Closing
      ----------------
Date to, but not including, the earlier to occur of the close of business on the last day of the July 1999 Monthly Period or the Pay Out Commencement Date.

     "Scheduled Series 1996-1 Termination Date" shall mean the August 2003
      ----------------------------------------
Distribution Date.

     "Series 1996-1" shall mean the Series represented by the Series 1996-1
      -------------
Certificates.

     "Series 1996-1 Certificateholder" shall mean the holder of record of any
      -------------------------------
Series 1996-1 Certificate.

     "Series 1996-1 Certificates" shall have the meaning specified in Section 1
      --------------------------
of this Series Supplement.

     "Series 1996-1 Collection Subaccount" shall have the meaning specified in
      -----------------------------------
Section 4.2B.

     "Series 1996-1 Investor Exchange" shall mean an Investor Exchange pursuant
      -------------------------------
to Section 6.9(b) of the Agreement and Section 18 hereof.

     "Series 1996-1 Pay Out Event" shall have the meaning specified in Section
      ---------------------------
9A hereof.

     "Series Supplement" shall have the meaning specified on the first page of
      -----------------
this document.

     "Series 1996-1 Termination Date" shall mean the earlier to occur of (i) the
      ------------------------------
day after the Distribution Date on which the Series 1996-1 Certificates are paid in full or (ii) the Scheduled Series 1996-1 Termination Date.

     "Series Servicing Fee Percentage" shall mean 2.0%.
      -------------------------------

     "Shared Finance Charge Collections" shall mean, with respect to any
      ---------------------------------
Business Day, as the context requires, either (a) the amount described in subsection 4.6(c)(xii) allocated to the Series 1996-1 Certificates but available to cover shortfalls in amounts paid from Finance Charge Collections for other Series, if any, or (b) the aggregate amount of Finance Charge Collections allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Series 1996-1 Certificates.

     "Shared Principal Collections" shall mean, as the context requires, either
      ----------------------------
(a) the amounts allocated to the Series 1996-1 Certificates which, in accordance with subsections 4.4(c)(ii), 4.4(d)(ii) and 4.4(e)(ii), may be applied to Principal Shortfalls with respect to other outstanding Series or (b) the amounts allocated to the investor certificates (which are not retained by the Transferor) of other Series which the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 1996-1 Certificates.

     "Telerate Page 3750" shall mean the display page currently so designated on
      ------------------
the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

     "Transferor" shall mean People's Bank, a Connecticut capital stock savings
      ----------
bank, the Seller under the Agreement.

     SECTION 2.1  Other Definitional Provisions.  Whenever a determination is to
                  -----------------------------
be made under the Agreement as to whether a given action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Trust or the Investor Certificateholders (or any similar or analogous determination), such determination shall be made without giving effect to the Enhancement.

     SECTION 3.  Conveyance of Interest in Cash Collateral Account.  The
                 -------------------------------------------------
Transferor and the Trustee intend that the Cash Collateral Account and all property credited thereto be the property of the Trust. If and to the extent the Cash Collateral Account and the property credited thereto are characterized as property of the Transferor, the Transferor hereby assigns, sets-over, conveys, pledges and grants a security interest and lien (free and clear of all other Liens) to the Trustee for the benefit of the Series 1996-1 Certificateholders, in all of the Transferor's right, title and interest (if any) in and to the Cash Collateral Account and the amounts on deposit in the Cash Collateral Account and all property now or hereafter credited thereto, including but not limited to Permitted Investments, together with all proceeds thereof, as collateral security for the amounts payable from time to time to the Trustee, for the benefit of the Series 1996-1 Certificateholders.

     SECTION 4.  Minimum Seller Interest, Minimum Aggregate Principal
                 ----------------------------------------------------
Receivables and Removal of Accounts.  (a)  The Minimum Seller Interest
- -----------------------------------
applicable to the Series 1996-1 Certificates shall be 7%. The Minimum Aggregate Principal Receivables shall be the sum of the numerators used to calculate the Investor Percentage with respect to Principal Receivables for all Series then outstanding. Upon final payment of the Series 1996-1 Certificates, the Minimum Aggregate Principal Receivables shall be computed in a manner consistent with the Agreement or any future Supplement, as appropriate.

     (b) In addition to the requirements contained in subsections 2.7(a) and (b) of the Agreement with respect to the removal of Accounts, pursuant to subsection 2.7(b)(iii)(c) of the Agreement, the removal of any Receivables of any Removed Accounts on any Removal Date shall not, in the reasonable belief of the Transferor, result in the failure to make a Controlled Distribution Amount payment.

     SECTION 5.  Reassignment and Transfer Terms.  The Series 1996-1
                 -------------------------------
Certificates shall be subject to transfer to the Transferor at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the Investor Interest is reduced to an amount less than or equal to 5% of the Initial Investor Interest. The Series 1996-1 Certificates shall be subject to mandatory transfer to the Transferor, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on the Distribution Date immediately preceding the Scheduled Series 1996-1 Termination Date if the Investor Interest is reduced to an amount less than or equal to 5% of the Initial Investor Interest and the conditions specified in the proviso to Section 12.2(a) shall have been satisfied. The deposit required in connection with any such purchase shall be equal to (a) the Investor Interest, plus (b) accrued and
                                                      ----
unpaid interest (other than Class A Excess Interest or Class B Excess Interest, as the case may be) on the Series 1996-1 Certificates through and including the day preceding the day on which such purchase occurs, plus (c) all amounts then
                                                     ----
due and payable to the Cash Collateral Depositor, less (d) the amount on deposit
                                                  ----
in the Finance Charge Account which will be transferred to the Distribution Account pursuant to Section 4.6 on the related Transfer Date, less (e) the
                                                              ----
amount on deposit in the Principal Account which will be transferred to the Distribution Account pursuant to the second paragraph of Subsection 4.8(a) on the related Transfer Date. The mandatory purchase requirement is in addition to any other provisions and remedies provided by the Agreement and shall not serve to relieve any party of obligations it may otherwise have or waive any remedy that is otherwise provided in the Agreement.

     SECTION 6.  Delivery and Payment for the Series 1996-1 Certificates.  The
                 -------------------------------------------------------
Transferor shall execute and deliver the Series 1996-1 Certificates to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Series 1996-1 Certificates when authenticated in accordance with Section 6.2 of the Agreement.

     SECTION 7.  Depositary; Form of Delivery of Series 1996-1 Certificates.
                 ----------------------------------------------------------
(a) The Certificates shall be delivered as Book-Entry Certificates as provided in Sections 6.1, 6.2, 6.9 and 6.11 of the Agreement.

     (b) The depositary for Series 1996-1 shall be The Depository Trust Company, and the Class A Certificates and the Class B Certificates shall be initially registered in the name of CEDE & Co., its nominee.

     (c) For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Series 1996-1 Certificates, Class A Certificates or Class B Certificates having Undivided Interests aggregating a specified percentage, such direction or consent may be given by Certificate Owners having interests in the requisite percentage of Series 1996-1 Certificates, Class A Certificates or Class B Certificates, acting through the Clearing Agency and the Clearing Agency Participants; provided, however that the Trustee shall only be obligated to
              --------  -------
follow such directions or consents from the depositary or Clearing Agency.

     SECTION 8.  Enhancement.  Enhancement for the Series 1996-1 Certificates
                 -----------
shall be all funds and securities on deposit in the Cash Collateral Account up to the Available Cash Collateral Amount and, with respect to the Class A Certificates, the subordination of the Class B Certificates to the extent provided herein.

     SECTION 9.  Article IV of Agreement.  Any provision of Article IV of the
                 -----------------------
Agreement which distributes Collections to the Holder of the Exchangeable Seller Certificate on the basis of the Seller Percentage shall continue to apply irrespective of the issuance of the Series 1996-1 Certificates. Sections 4.1 and 4.2 of the Agreement shall be read in their entirety as provided in the Agreement. Article IV of the Agreement (except for Sections 4.1 and 4.2 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1996-1 Certificates:


                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                   ALLOCATION AND APPLICATION OF COLLECTIONS


     SECTION 4.2A  Rights of Investor Certificateholders.  The Series 1996-1
                   -------------------------------------
Certificates shall represent fractional

Undivided Interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 1996-1 Certificates at the times and in the amount specified in this Agreement, (a) the related Investor Percentage of Collections received with respect to the Receivables, (b) funds on deposit in the Collection Account and the Excess Funding Account allocable to the Series 1996-1 Certificates, (c) funds on deposit in the Finance Charge Account, the Principal Account, the Distribution Account and the Series 1996-1 Collection Subaccount, (d) funds on deposit in the Cash Collateral Account up to the Available Cash Collateral Amount and (e) the right to receive payments pursuant to the Interest Rate Caps in accordance with
Section 4.11. The Exchangeable Seller Certificate shall represent the ownership interest in the Trust Assets not allocated to the Series 1996-1 Certificates and any other Series outstanding; provided, however, the ownership interest
                              --------  -------
represented by the Exchangeable Seller Certificate and any other Series outstanding shall not represent any interest in the Series 1996-1 Collection Subaccount, the Cash Collateral Account or the Interest Rate Caps, except as specifically provided in this Article IV.

     SECTION 4.2B  The Series 1996-1 Collection Subaccount.  Pursuant to Section
                   ---------------------------------------
4.1 of the Agreement, the Servicer, on behalf of the Trustee, shall establish and maintain a subaccount of the Collection Account to be maintained with a Qualified Trust Institution, which shall initially be Bankers Trust Company, for the benefit of the Series 1996-1 Certificateholders, bearing a designation clearly indicating that the funds therein are held in trust for the benefit of the Series 1996-1 Certificateholders (the "Series 1996-1 Collection Subaccount"). Funds allocable to Series 1996-1 which are deposited into the Collection Account will be transferred to the Series 1996-1 Collection Subaccount prior to further application. References in this Series Supplement to deposits of such funds into the Collection Account should be read to include such transfers. The Servicer, on behalf of the Trustee, at all times shall maintain accurate records reflecting each transaction in the Series 1996-1 Collection Subaccount and that funds held therein shall at all times be held in trust for the benefit of the Series 1996-1 Certificateholders. Pursuant to the authority granted to it pursuant to subsection 3.1(b), the Servicer shall have the power, revocable by the Trustee, to withdraw funds, and to instruct the Trustee to withdraw funds, from the Series 1996-1 Collection Subaccount for the purpose of carrying out its duties hereunder. All such instructions from the Servicer to the Trustee shall be in writing; provided, however, that the
                                             --------  -------
Servicer is
entitled to give instructions to the Trustee by facsimile. Funds on deposit in the Series 1996-1 Collection Subaccount (not required to be deposited in the Finance Charge Account or the Principal Account pursuant to Section 4.4 hereof) shall at all times be invested by the Trustee, at the direction of the Servicer, in Permitted Investments. Any such investment shall mature and such funds shall be available for withdrawal, on the Transfer Date following the Record Date occurring in the Monthly Period in which such funds were processed for collection; provided, however, that any Permitted Investment in short term U.S.
            --------  -------
treasury securities may mature one day after such Transfer Date and may be sold on such Transfer Date. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Series 1996-1 Collection Subaccount shall be deposited by the Trustee in a separate deposit account with a Qualified Trust Institution in the name of the Transferor, which shall not constitute a part of the Trust, or shall otherwise be turned over to the Transferor or, as applicable, the Person designated in Section 2.9(b)(ii) of the Loan Agreement, not less frequently than monthly; provided, however, that following the failure
                                  --------  -------
of the Servicer to make a payment or deposit, which failure results in the occurrence of a Servicer Default with respect to the Series 1996-1 Certificates, such interest and earnings shall not be paid to the Transferor or deposited in such separate deposit account during the period such Servicer Default is continuing, but shall be retained in, or deposited into, the Finance Charge Account and shall be treated as Collections of Finance Charge Receivables allocable to the Series 1996-1 Certificateholders. The Qualified Trust Institution shall maintain, either on its own or through its nominee or custodian for the benefit of the Series 1996-1 Certificateholders, possession of any certificated negotiable instrument or security (other than certificated securities held by a clearing corporation) evidencing the Permitted Investments described in clause (a) of the definition thereof relating to the Collection Account from the time of purchase thereof until the time of maturity. Subject to the restrictions set forth above, the Servicer, or a Person designated in writing by the Servicer, shall instruct the Trustee in writing with respect to the investment of funds on deposit in the Series 1996-1 Collection Subaccount. For purposes of determining the availability of funds or the balances in the Series 1996-1 Collection Subaccount for any reason under this Agreement, all investment earnings on such funds (net of losses and expenses) shall be deemed not to be available or on deposit so long as a Servicer Default shall not be continuing pursuant to this Section 4.2B. Permitted Investments shall not be disposed of prior to their maturity other than as provided above with respect to short term U.S. treasury securities.

     SECTION 4.3  Establishment of Series 1996-1 Investor Accounts.
                  ------------------------------------------------

          (a)  The Finance Charge Account and Principal Account.  The Servicer,
               ------------------------------------------------
     for the benefit of the Series 1996-1 Certificateholders, shall establish and maintain with a Qualified Trust Institution, initially Bankers Trust Company, in the name of the Trustee, on behalf of the Trust, two segregated trust accounts maintained in the corporate trust department of such Qualified Trust Institution, and held in trust by such Qualified Trust Institution (the "Finance Charge Account" and the "Principal Account," respectively), bearing a designation clearly indicating that the funds therein are held in trust for the benefit of the Series 1996-1 Certificateholders. The Servicer, on behalf of the Trustee, (or the Trustee so long as the Finance Charge Account or the Principal Account are established with the Trustee) at all times shall maintain accurate records reflecting each transaction in the Principal Account and the Finance Charge Account and that funds held therein shall at all times be held in trust for the benefit of the Series 1996-1 Certificateholders. Pursuant to the authority granted to it pursuant to subsection 3.1(b), the Servicer shall have the power, revocable by the Trustee, to withdraw funds, and to instruct the Trustee to withdraw funds, from the Finance Charge Account and Principal Account for the purpose of carrying out its duties hereunder.
     All such instructions from the Servicer to the Trustee shall be in writing;

     provided, however, that the Servicer is entitled to give instructions to
     --------  -------
     the Trustee by facsimile.

          (b)  The Distribution Account.  The Servicer, for the benefit of the
               ------------------------
     Series 1996-1 Certificateholders, shall cause to be established and maintained in the name of the Trustee, on behalf of the Trust, with an office or branch of a Qualified Trust Institution (other than the Transferor), initially Bankers Trust Company, a non-interest bearing segregated demand deposit account maintained in the corporate trust department of such Qualified Trust Institution, and held in trust by such Qualified Trust Institution (the "Distribution Account") bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Series 1996-1 Certificateholders.

     The Paying Agent shall have the revocable authority to make withdrawals from the Distribution Account. Funds on deposit in the Distribution Account shall not be invested.

          (c)  Administration of the Finance Charge Account and Principal
               ----------------------------------------------------------
     Account.  Funds on deposit in the Principal Account and the Finance Charge
     -------
     Account shall at all times be invested by the Trustee at the direction of the Servicer in Permitted Investments. Any such investment shall mature and such funds shall be available for withdrawal on or prior to the Transfer Date following the Record Date occurring in the Monthly Period in which such funds were processed for collection. The Qualified Trust Institution which holds the Principal Account and the Finance Charge Account shall maintain either on its own or through its nominee or custodian for the benefit of the Series 1996-1 Certificateholders, possession of any certificated negotiable instrument or security (other than certificated securities held by a clearing corporation) evidencing the Permitted Investments relating to the Principal Account or the Finance Charge Account, as the case may be, described in clause (a) of the definition of Permitted Investments from the time of purchase thereof until the time of maturity; provided, however, that any Permitted Investment in
                           --------  -------
     short term U.S. treasury securities may mature one day after such Transfer Date and may be sold on such Transfer Date. At the end of each month, all interest and earnings (net of losses and investment expenses) on funds on deposit in the Principal Account and the Finance Charge Account shall be deposited by the Trustee in a separate deposit account with a Qualified Trust Institution in the name of the Transferor, or a Person designated in writing by the Transferor, which shall not constitute a part of the Trust, or shall otherwise be turned over by the Trustee to the Transferor not less frequently than monthly. Subject to the restrictions set forth above, the Servicer, or a Person designated in writing by the Servicer, shall instruct the Qualified Trust Institution which holds the Principal Account and the Finance Charge Account in writing with respect to the investment of funds on deposit in the Principal Account and the Finance Charge Account. For purposes of determining the availability of funds or the balances in the Principal Account or the Finance Charge Account for any reason under this Agreement, all investment earnings on such funds (net of losses and expenses) shall be deemed not to be available or on deposit. Permitted Investments shall not be disposed of prior to their maturity other than as provided above with respect to short term U.S. treasury securities.

          (d)  Termination of Qualified Trust Institution.  If the entity with
               ------------------------------------------
     which any of the accounts established pursuant to this Section 4.3 ceases to be a "Qualified Trust Institution," then (i) such entity shall provide the Trustee and the Servicer with prompt written notice that it is no longer a "Qualified Trust Institution" and (ii) transfer the funds deposited in each of the accounts in the manner directed by the Servicer within 10 Business Days of the day on which such entity ceased to be a "Qualified Trust Institution."

     SECTION 4.4  Allocations.
                  -----------

          (a)  [Reserved]

          (b)  [Reserved]

          (c)  Allocations During the Revolving Period.  During the Revolving
               ---------------------------------------
     Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, direct the Trustee to transfer from the Collection Account (or, if applicable, the Principal Account) the following amounts as set forth below:

               (i) Deposit in the Finance Charge Account an amount equal to the sum of (x) the product of (A) the applicable Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing and (y) the proceeds of the sale of any Interest Rate Cap pursuant to subsection 4.11(g) on such Date of Processing.

               (ii) Treat as Shared Principal Collections allocable to other Series, after giving effect to reallocation of principal collections under Section 4.12 of this Agreement, and apply in accordance with
          Section 4.2(e) of the Agreement an amount equal to the product of (A) the applicable Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of such Collections processed in respect of Principal Receivables on such Date of Processing.

          (d)  Allocations During the Controlled Amortization Period.  During
               -----------------------------------------------------
     the Controlled Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, direct the Trustee to transfer from the Collection Account (or, if applicable, the Principal Account) the following amounts as set forth below:

               (i) Deposit in the Finance Charge Account an amount equal to the sum of (x) the product of (A) the applicable Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing and (y) the proceeds of the sale of any Interest Rate Cap pursuant to subsection 4.11(g) on such Date of Processing .

               (ii) Deposit in the Distribution Account an amount, if any, equal to the sum of (x) the product of (A) the applicable Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of such Collections processed in respect of Principal Receivables on such Date of Processing, (y) any amount withdrawn from the Excess Funding Account pursuant to subsection 4.1(b) and (z) the sum of amounts allocated to Investor Default Amounts, Class A Investor Charge Offs and Class B Investor Charge Offs pursuant to subsections 4.6(a)(iii), 4.6(a)(iv), 4.6(b)(iii), 4.6(b)(iv), 4.6(c)(i),
          4.6(c)(ii) and 4.12, as applicable (for any such Date of Processing, the amounts in the foregoing clauses (x), (y) and (z) collectively, a "Principal Allocation"); provided, however, that if the Monthly
                                     --------  -------
          Total Principal Allocation on such Date of Processing exceeds the sum of the Class A Controlled Amortization Amount, if such Date of Processing is during the Controlled Amortization Period prior to the beginning of the Monthly Period in which the Class A Expected Final Distribution Date occurs, or the Class B Controlled Amortization Amount if such Date of Processing is in the Controlled Amortization Period thereafter, and the Deficit Controlled Amortization Amount for such Monthly Period (the "Controlled Distribution Amount"), then such excess (the "Controlled Excess Amount") shall not be treated as a Principal Allocation and shall be treated as Shared Principal Collections and applied in accordance with Section 4.2(e) of the Agreement; provided, further, that if on any Date of Processing the
                     --------  -------
          aggregate

          Principal Allocation for such Date of Processing and for each prior Date of Processing in such Monthly Period is less than the Controlled Distribution Amount, then Shared Principal Collections from other Series, if any, allocable to the Certificates will be deposited to the Principal Account in accordance with Section 4.2(e) of the Agreement to the extent of such shortfall.

          (e)  Allocations During the Rapid Amortization Period.  During the
               ------------------------------------------------
     Rapid Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, direct the Trustee to transfer from the Collection Account the following amounts as set forth below:

               (i) Deposit in the Finance Charge Account an amount equal to the sum of (x) the product of (A) the applicable Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of such Collections processed in respect of Finance Charge Receivables on such Date of Processing and (y) the proceeds of the sale of any Interest Rate Cap pursuant to subsection 4.11(g).

               (ii) Deposit in the Distribution Account an amount equal to the Principal Allocation; provided, however, that after the date on which
                                --------  -------
          the Investor Interest has been reduced to zero, the amount determined in accordance with this subparagraph (ii) shall be treated as Shared Principal Collections allocable to other Series and applied in accordance with Section 4.2(e) of the Agreement; provided, further,
                                                           --------  -------
          that if on any Date of Processing the aggregate Principal Allocation for such Date of Processing in such Monthly Period is less than the aggregate outstanding principal amount of the Certificates, then Shared Principal Collections from other Series, if any, allocable to the Certificates pursuant to Section 4.2(e) of the Agreement will be depos-ited in the Principal Account to the extent of such shortfall.

     SECTION 4.5  Defaulted Accounts and Charge-Offs.
                  ----------------------------------

          (a) On each Determination Date, the Servicer shall calculate the Class A Investor Default Amount for the preceding Monthly Period. If on any Determination Date, the Class A Investor Default Amount for such Determination Date exceeds the sum of the amounts allocated with respect thereto pursuant to subsections 4.6(a)(iii), 4.6(c)(i), 4.6(d) and 4.12(a) with respect to the Monthly Period immediately preceding such Determination Date, the Class B Investor Interest will be reduced by the amount of such excess, but not more than the lesser of the Class A Investor Default Amount for the related Distribution Date and the Class B Investor Interest for such Determination Date. In the event that such reduction would cause the Class B Investor Interest to be a negative number, the Class B Investor Interest will be reduced to zero, and the Class A Investor Interest will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero, but not more than the Class A Investor Default Amount for such Distribution Date (a "Class A Investor Charge-Off"). If the Class A Investor Interest has been reduced by the amount of any Class A Investor Charge-Offs, it will be reimbursed on any Distribution Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amounts allocated and available for such purpose pursuant to subsections 4.6(a)(iv), 4.6(c)(i), 4.6(d) and 4.12(a).

          (b) On each Determination Date, the Servicer shall calculate the Class B Investor Default Amount for the preceding Monthly Period. If on any Determination Date, the Class B Investor Default Amount for such Determination Date exceeds the amount allocated and available to fund such amount pursuant to subsections 4.6(b)(iii), 4.6(c)(ii) and 4.6(e), the Class B Investor Interest shall be reduced by such amount, but not more than the Class B Investor Default Amount for such Distribution Date (a "Class B Investor Charge-Off"). The Class B Investor Interest will also be reduced by the amount of Reallocated Principal Collections pursuant to
     Section 4.12 and the amount of any portion of the Class B Investor Interest allocated to the Class A Certificates to avoid a reduction in the Class A Investor Interest pursuant to subsection 4.5(a). The

     Class B Investor Interest will thereafter be reimbursed (but not in the excess of the unpaid principal balance of the Class B Certificates) on any Distribution Date by amounts allocated and available for that purpose as described under subsections 4.6(b)(iv), 4.6(c)(ii) and (v) and 4.6(e).

     SECTION 4.6  Monthly Payments.  On each Determination Date, the Servicer
                  ----------------
shall notify the Trustee that the Servicer will withdraw, or shall instruct the Trustee to withdraw, and the Trustee acting in accordance with such instructions shall withdraw, on the succeeding Transfer Date, the amounts required to be withdrawn from the Finance Charge Account pursuant to subsections 4.6(a), (b),
(c), (d) and (e). On each Determination Date, the Servicer shall also notify the Trustee of the amounts to be withdrawn by the Trustee, acting on instructions from the Servicer, from the Cash Collateral Account, pursuant to subsections 4.6(d) and (e). Any such withdrawal from the Cash Collateral Account shall be made on the date provided in this Section 4.6 with respect to such withdrawal.

          (a) On each Transfer Date, an amount equal to the Class A Available Finance Charge Collections will be distributed in the following priority:

               (i)  Class A Monthly Cap Rate Interest.  On each Transfer Date,
                    ---------------------------------
          the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account and deposit to the Distribution Account, to the extent funds are available from Class A Available Finance Charge Collections, (i) first, an amount equal to the Class A Monthly Cap Rate Interest for the related Distribution Date; and (ii) then, an amount equal to the amount of any overdue Class A Monthly Cap Rate Interest, for which a payment has not been made under this subsection 4.6(a)(i) or otherwise pursuant to this Agreement; provided, however, that with respect to the first
                          --------  -------
          Distribution Date relating to the Series 1996-1 Certificates, the
          amount referred to in (i) above shall be $[      ] (reflecting an
          initial period of [  ] days).

               (ii)  Class A Monthly Servicing Fee.  On each Transfer Date, the
                     -----------------------------
          Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are avail-able from Class A Available Finance Charge Collections after giving effect to the withdrawals pursuant to subsection 4.6(a)(i), an amount equal to the Class A Monthly Servicing Fee accrued in respect of the preceding Monthly Period, plus all accrued and unpaid Class A Monthly Servicing Fees in respect of previous Monthly Periods, and the Servicer or the Trustee, as the case may be, shall pay such amount to the Servicer.

               (iii)  Class A Investor Default Amount.  On each Transfer Date,
                      -------------------------------
          the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Class A Available Finance Charge Collections after giving effect to the withdrawal pursuant to subsections 4.6(a)(i)and (ii), an amount equal to the Class A Investor Default Amount, if any, for the preceding Monthly Period, and the Servicer or the Trustee, as the case may be, shall (A) during the Revolving Period, apply such amount in accordance with subsection

          4.4(c)(ii), and (B) during the Controlled Amortization Period or the
          ----------
          Rapid Amortization Period, deposit such amount in the Distribution Account and apply such amount in accordance with subsections

          4.4(d)(ii) and 4.4(e)(ii), respectively, in each case as if such
          ----------     ----------
          amount were Collections of Principal Receivables.

               (iv)  Reimbursement of Class A Investor Charge Offs.  On each
                     ---------------------------------------------
          Transfer Date, the Servicer or the Trustee, acting in accordance with instructions of the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Class A Available Finance Charge Collections after giving effect to the withdrawals and transfers pursuant to subsections 4.6(a)(i) through (iii), an amount equal to the aggregate amount of Class A Investor Charge Offs, if any, which have not theretofore been reimbursed pursuant to this subsection 4.6(a)(iv) or otherwise pursuant to the Agreement and shall (x) during the Revolving Period, apply such amount in accordance with subsection 4.4(c)(ii) and (y) during the Controlled Amortization Period or the Rapid Amortization Period, deposit such amount in accordance with subsections 4.4(d)(ii) and

          4.4(e)(ii), respectively, as if such amounts were Collections of Principal Receivables. On the date of any such reimbursement, the Class A Investor Interest shall be increased by the amount of such reimbursement of Class A Investor Charge Offs.

               (v)  Excess Spread.  The remaining Class A Available Finance
                    -------------
          Charge Collections, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in subsection 4.6(c).

          (b) On each Transfer Date, an amount equal to Class B Available Finance Charge Collections will be distributed in the following priority:

               (i)  Class B Monthly Cap Rate Interest.  On each Transfer Date,
                    ---------------------------------
          the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account and deposit to the Distribution Account, to the extent funds are available from Class B Available Finance Charge Collections, (i) first, an amount equal to the Class B Monthly Cap Rate Interest for the related Distribution Date; and (ii) then, an amount equal to the amount of any overdue Class B Monthly Cap Rate Interest, for which a payment has not been made under this subsection 4.6(b)(i) or otherwise pursuant to the Agreement; provided, however, that with respect to the first
                     --------  -------
          Distribution Date relating to the Series 1996-1 Certificates, the
          amount referred to in (i) above shall be $[     ] (reflecting an
          initial period of [  ] days).

               (ii)  Class B Monthly Servicing Fee.  On each Transfer Date, the
                     -----------------------------
          Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Class B Available Finance Charge Collections after giving effect to the withdrawals pursuant to subsection 4.6(b)(i), an amount equal to the Class B Monthly Servicing Fee accrued in respect of the preceding Monthly Period, plus all accrued and unpaid Class B Monthly Servicing Fees in respect of previous Monthly Periods, and the Servicer or the Trustee, as the case may be, shall pay such amount to the Servicer.

     (iii)  Class B Investor Default Amount.  On each Transfer Date, the
            -------------------------------
          Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Class B Available Finance Charge Collections after giving effect to the withdrawal pursuant to subsections 4.6(b)(i) and (ii) an amount equal to the Class B Investor Default Amount, if any, for the preceding Monthly Period, and the Servicer or the Trustee, as the case may be, shall apply such amount in accordance with Section 4.12 as if such amount were Collections of Principal Receivables allocable to the Class B Investor Interest.

               (iv)  Reimbursement of Class B Investor Charge Offs.  On each
                     ---------------------------------------------
          Transfer Date, the Servicer or the Trustee, acting in accordance with instructions of the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Class B Available Finance Charge Collections after giving effect to the withdrawals and transfers pursuant to subsections 4.6(b)(i) through (iii), an amount equal to the aggregate amount of Class B Investor Charge Offs, if any, which have not theretofore been reimbursed pursuant to this subsection 4.6(b)(iv) or otherwise pursuant to this Agreement and shall apply such amount in accordance with Section 4.12 as if such amounts were Collections of Principal Receivables allocable to the Class B Investor Interest. On the date of any such reimbursement, the Class B Investor Interest shall be increased by the amount of such reimbursement of Class B Investor Charge Offs.

               (v)  Excess Spread.  The remaining Class B Available Finance
                    -------------
          Charge Collections, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in subsection 4.6(c).

          (c) On each Transfer Date, an amount equal to Excess Spread will be distributed in the following priority:

               (i) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread, an amount equal to the Class A Required Amount, if any, with respect to the related Monthly Period, to be applied, with respect to each of the components thereof, in accordance with Section 4.6(a).

               (ii) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread, after giving effect to the withdrawal pursuant to subsection 4.6(c)(i), an amount equal to the Class B Required Amount, if any, with respect to the related Monthly Period, to be applied, with respect to each of the components thereof, in accordance with
          Section 4.6(b).

               (iii) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(c)(i) and (ii), an amount equal to the amount of any accrued and unpaid interest on any overdue Class A Monthly Interest, calculated on the basis of (x) a default rate of interest equal to the Class A Certificate Rate plus 0.5% and (y) the actual number of days such Class A Monthly Interest is or was at any time overdue, divided by 360.

               (iv) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(c)(i) through (iii), an amount equal to the amount of any accrued and unpaid interest on any overdue Class B Monthly Interest, calculated on the basis of (x) a default rate of interest equal to the Class B Certificate Rate plus 0.5% and (y) the actual number of days such Class B Monthly Interest is or was at any time overdue, divided by 360.

               (v) On each Transfer Date, the Servicer or the Trustee, acting in accordance with in-structions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(c)(i) through (iv), an amount equal to any reductions in the Class B Investor Interest in connection with the payment of the Class A Required Amount, to reinstate the Class B Investor Interest to the extent of any such reduction and shall be applied in accordance with
          Section 4.12 as if such amounts were Collections of Principal Receivables allocable to the Class B Investor Interest.

               (vi) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(c)(i) through (v), and shall deposit in the Cash Collateral Account, an amount equal to the excess of the Required Cash Collateral Amount for such Transfer Date over the amount of funds on deposit in the Cash Collateral Account (without giving effect to any deposit made on such date hereunder).

               (vii) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(c)(i) through (vi), an amount equal to the amount by which the Class A Monthly Interest for the related Interest Accrual Period exceeds the Class A Monthly Cap Rate Interest (other than Class A Excess Interest), to the extent such amount is not paid by the Interest Rate Cap Provider pursuant to the Class A Interest Rate Cap in accordance with Section 4.11(a), plus any such amounts accrued and unpaid for prior Interest Accrual Periods.

               (viii) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(c)(i) through

          (vii), an amount equal to the amount by which the Class B Monthly Interest for the related Interest Accrual Period exceeds the Class B Monthly Cap Rate Interest (other than Class B Excess Interest), to the extent such amount is not paid by the Interest Rate Cap Provider pursuant to the Class B Interest Rate Cap in accordance with Section 4.11(a), plus any such amounts accrued and unpaid for prior Interest Accrual Periods.

               (ix) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account an amount equal to the amount of any Excess Spread remaining after giving effect to the withdrawals pursuant to subsections 4.6(c)(i) through (viii), and apply any such amount to the extent specified in accordance with the Loan Agreement.

               (x) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(c)(i) through (ix), an amount equal to the amount of any Class A Excess Interest which accrued during the related Interest Accrual Period, which shall be deposited in the Distribution Account.

               (xi) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(c)(i) through (x), an amount equal to the amount of any Class B Excess Interest which accrued during the related Interest Accrual Period, which shall be deposited in the Distribution Account.

               (xii) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(c)(i) through (xi), and shall deposit such amounts in the Collection Account and make such amounts available to be applied as Shared Finance Charge Collections to pay to Certificateholders of other Series to the extent of shortfalls, if any, in amounts payable to such Certificateholders from Finance Charge Collections allocated to such other Series in accordance with the related Supplements.

               (xiii) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(c)(i) through (xii), and shall make such amounts available to the Trustee to pay any accrued and unpaid expenses of the Trust, if any, not otherwise paid pursuant to this
          Section 4.6.

               (xiv) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, the remaining Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(c)(i) through
          (xiii), and shall pay such amount to the holder of the Exchangeable Seller Certificate.

          (d) With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which the sum of (i) Class A Monthly Cap Rate Interest for such Distribution Date, (ii) any Class A Monthly Cap Rate Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iii) the Class A Monthly Servicing Fee for the related Distribution Date and any accrued and unpaid Class A Monthly Servicing Fees from prior Monthly Periods, (iv) the Class A Investor Default Amount, if any, for such Distribution Date and (v) the unreimbursed Class A Investor Charge Offs, exceeds the Class A Available Finance Charge Collections deposited in the Finance Charge Account for the related Monthly Period. In the event that the Class A Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount on the related Determination Date and all or a portion of the Excess Spread with respect to the related Monthly Period in an amount equal to the Class A Required Amount for such Distribution Date shall be distributed from the Finance Charge Account on such Distribution Date pursuant to Section 4.6(c)(i). In the event that the Class A Required Amount for such Distribution Date exceeds the amount of Excess Spread with respect to the related Monthly Period, then the Trustee shall withdraw from the finance charge accounts for other Series the amounts of Shared Finance Charge Collections with respect to the related Monthly Period, if any, allocable to Series 1996-1 from other Series, in an amount equal to the remaining Class A Required Amount, and such amount shall be deposited into the Distribution Account and be distributed on such Distribution Date in accordance with subsections 4.6(a)(i) through (iv). In the event that the Class A Required Amount for such Distribution Date exceeds the amount of Excess Spread and the amount of the Shared Finance Charge Collections allocable to the Series 1996-1 Certificates with respect to the related Monthly Period, then by 1:00 p.m. New York City time on the related Transfer Date, the Trustee, acting upon instruction from the Servicer, shall make a withdrawal from the Cash Collateral Account of all or a portion of the Available Cash Collateral Amount with respect to such Distribution Date in an amount equal to such excess, which amount shall be applied to fund the Class A Required Amount in accordance with subsection 4.6(c)(i). In the event that the Class A Required Amount for such Distribution Date exceeds the amount of Excess Spread, Shared Finance Charge Collections allocable to the Class A Certificates, and the Available Cash Collateral Amount with respect to such Distribution Date, all or a portion of the Reallocated Principal Collections with respect to such Monthly Period in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.12(a).

          (e) With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Class B Required Amount"), if any, equal to the sum of (x) the amount, if any, by which the sum of (i) Class B Monthly Cap Rate Interest for such Distribution Date, (ii) any Class B Monthly Cap Rate Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date, (iii) the Class B Monthly Servicing Fee for the related Dis-tribution Date and any accrued and unpaid Class B Monthly Servicing Fees from prior Monthly Periods, (iv) the Class B Investor Default Amount and
     (v) the unreimbursed Class B Investor Charge Offs, if any, for such Distribution Date, exceeds the Class B Available Finance Charge Collections deposited in the Finance Charge Account for the related Monthly Period. In the event that the Class B Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class B Required Amount on the related Determination Date and all or a portion of Excess Spread (other than Excess Spread applied to fund the Class A Required Amount with respect to such Distribution Date) with respect to the related Monthly Period shall be distributed from the Finance Charge Account on such Distribution Date pursuant to Section 4.6(c)(ii).
     In the event that the Class B Required Amount for such Distribution Date exceeds the amount of Excess Spread with respect to such Monthly Period remaining after application thereof to fund the Class A Required Amount, then the Trustee shall withdraw from the finance charge accounts for other Series the amounts of Shared Finance Charge Collections with respect to the related Monthly Period, if any, allocable to the Series 1996-1 Certificates from other Series, after the application thereof pursuant to subsection 4.6(d), in an amount equal to the remaining Class B Required Amount, and such amount shall be deposited to the Distribution Account and be distributed on such Distribution Date in accordance with subsections 4.6(b)(i) through (iv) and then applied to the amount of any reduction in the Class B Investor Interest in connection with the payment of the Class A Required Amount which has not been reinstated pursuant to subsection 4.6(c)(v), and then applied to the amount of any remaining excess pursuant to subsection 4.6(c)(vii), and then applied to the amount of any remaining excess pursuant to subsection 4.6(c)(viii). In the event that the Class B Required Amount for such Distribution Date exceeds the amount of Excess Spread and the amount of the remaining Shared Finance Charge Collections allocable to the Series 1996-1 Certificates with respect to the related Monthly Period, then by 1:00 p.m. New York City time on the related Transfer Date, the Trustee, acting upon instruction from the Servicer, shall make a withdrawal from the Cash Collateral Account of all or a portion of the Available Cash Collateral Amount (other than that portion of the Available Cash Collateral Amount applied to fund the

     Class A Required Amount with respect to such Distribution Date) in an amount equal to such excess, and any amount so withdrawn shall be applied to fund the remaining Class B Required Amount in accordance with subsection 4.6(b).

     SECTION 4.7  Payment of Certificate Interest.  On each Distribution Date,
                  -------------------------------
the Paying Agent shall pay in accordance with Section 5.1 to the Class A Certificateholders from the Distribution Account the amount deposited into the Distribution Account and allocated to the Class A Certificates pursuant to subsections 4.6(a)(i), 4.6(c)(i), (iii), (vii) and (x), 4.6(d), 4.11(a) and
4.12(a) on the related Transfer Date or on such Distribution Date, as applicable, and to the Class B Certificateholders from the Distribution Account the amount deposited into the Distribution Account and allocated to the Class B Certificates pursuant to subsections 4.6(b)(i), 4.6(c)(ii), (iv), (viii) and
(xi), 4.6(e) and 4.11(a) on the related Transfer Date or on such Distribution Date, as applicable.

     SECTION 4.8  Payment of Certificate Principal.
                  --------------------------------

     (a) On the Determination Date in the Monthly Period following the Monthly Period in which either the Controlled Amortization Period or the Rapid Amortization Period commences and on each Determination Date thereafter, the Servicer shall, subject to the following paragraph, give notice to the Trustee that it will itself withdraw, or shall instruct the Trustee to withdraw, and on the Transfer Date succeeding such Determination Date, the Servicer or the Trustee shall, subject to the following paragraph, withdraw from the Principal Account and deposit in the Distribution Account (1) the Available Principal Collections for the preceding Monthly Period, and (2) the amount to be deposited in the Principal Account on such Transfer Date pursuant to subsections 4.6(a) through (e) of the Agreement; provided, however that during the Controlled
                              --------  -------
Amortization Period such amount to be deposited in the Distribution Account shall not exceed the Controlled Distribution Amount and any amounts in excess thereof shall be treated as Shared Principal Collections and be applied in accordance with Section 4.2(e) of the Agreement; further provided, however, that
                                                 ------- --------  -------
on each Transfer Date in the Controlled Amortization Period, the Servicer shall withdraw, or instruct the Trustee to withdraw, and on such Transfer Date the Trustee shall withdraw, from the Excess Funding Account and deposit to the Distribution Account, an amount equal to the lesser of (x) the amount on deposit therein (exclusive of investment earnings) and (y) the amount by which the Controlled

Distribution Amount exceeds the sum of (I) the Monthly Total Principal Allocation, (II) the amount deposited or to be deposited in the Principal Account on such Transfer Date pursuant to subsections 4.6(a) through (e) of the Agreement and (III) the amount of Shared Principal Collections from other Series deposited in the Principal Account during the preceding Monthly Period pursuant to Section 4.4(d)(ii) (the sum of (A) the amount of such excess less the amount to be withdrawn from the Excess Funding Account with respect thereto for any Monthly Period and (B) the amount calculated pursuant to clause (A) for the Monthly Period immediately preceding such Monthly Period, to the extent unpaid (or for the first Monthly Period, zero) shall be the "Deficit Controlled Amortization Amount" for the next succeeding Monthly Period); and further
                                                                  -------
provided, however, that on the first Transfer Date in the Rapid Amortization
- --------  -------
Period, the Servicer shall withdraw, or instruct the Trustee to withdraw, and on such Transfer Date the Trustee shall withdraw, from the Excess Funding Account and deposit to the Distribution Account, any amount on deposit therein (exclusive of investment earnings). The amounts deposited into the Distribution Account pursuant to the preceding sentence on each Transfer Date shall be distributed on the related Distribution Date in accordance with Section 5.1 hereof first to the Class A Certificateholders until the earlier of the Distribution Date on which the Class A Investor Interest is paid in full and the Scheduled Series 1996-1 Termination Date and then, beginning on the Class B Payment Commencement Date and on each Distribution Date thereafter, to the Class B Certificateholders until the Series 1996-1 Termination Date.

     On the Determination Date preceding the final Transfer Date, the Servicer shall determine the amounts to be deposited pursuant to this sentence and on the final Transfer Date: (x) the Servicer shall, or shall instruct the Trustee to, and the Trustee shall, withdraw from the Principal Account and deposit into the Distribution Account, an amount which is no greater than the sum of the Class A Investor Interest and the Class B Investor Interest as of the end of the day on the preceding Record Date; and (y) the Servicer shall, or shall instruct the Trustee to, and the Trustee shall, withdraw from the Principal Account and deposit into the Collection Account, for allocation to other Series as Principal Collections pursuant to Article IV, the amount, if any, remaining in the Principal Account after giving effect to the withdrawals made pursuant to clause
(x).

     (b) On each Distribution Date occurring after a deposit is made to the Distribution Account pursuant to subsection 4.8(a) or Sections 5 or 15 of the Series Supplement relating to Series 1996-1, the Paying Agent shall pay in accordance with Section 5.1 to the Series 1996-1 Certificateholders from the Distribution Account, the amount so deposited into the Distribution Account.

     SECTION 4.9  Establishment of the Cash Collateral Account.
                  --------------------------------------------

     (a)  Cash Collateral Account.  The Servicer, for the benefit of the Series
          -----------------------
1996-1 Certificateholders, shall establish and maintain or cause to be established and maintained with a Qualified Trust Institution (other than the Servicer) in the name of the Trustee, on behalf of the Series 1996-1 Certificateholders, the "Cash Collateral Account," which shall be a segregated trust account with the corporate trust department of such Qualified Trust Institution, and held in trust by such Qualified Trust Institution bearing a designation clearly indicating that the funds deposited therein are held by the Trustee, on behalf of the Series 1996-1 Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Cash Collateral Account and in all proceeds thereof. If, at any time, the institution holding the Cash Collateral Account ceases to be a Qualified Trust Institution, the Servicer shall within 20 Business Days establish a new Cash Collateral Account meeting the conditions specified above with a Qualified Trust Institution and shall transfer any cash and/or any investments to such new Cash Collateral Account. From the date such new Cash Collateral Account is established, it shall be the "Cash Collateral Account." On the Closing Date, the Cash Collateral Account will be funded from the proceeds of a loan made pursuant to the Loan Agreement by the Cash Collateral Depositor and from a deposit by the Transferor on the Closing Date in the aggregate amount of $__________ to the Cash Collateral Account and on each Transfer Date the Servicer or the Trustee acting in accordance with the instructions from the Servicer shall make deposits and withdrawals in the accounts specified in Sections 4.6 and 4.10 hereof, as the case may be. The Trustee, acting in accordance with instructions from the Servicer, shall make withdrawals from the Cash Collateral Account from time to time in an amount up to the Available Cash Collateral Amount at such time, for the purposes set forth in this Section 4.9. Such withdrawals shall be made in the priority set forth below and the Available Cash Collateral Amount will be reduced by the amount of each such withdrawal as provided in the definition thereof set forth in Section l.

     (b)  Administration of the Cash Collateral Account.  The Servicer shall
          ---------------------------------------------
administer the Cash Collateral Account in accordance with Section 2.7 of the Loan Agreement and this Agreement and, on behalf of the Trustee, shall direct the investment of funds on deposit in the Cash Collateral Account in Permitted Investments. Funds on deposit in the Cash Collateral Account on any Transfer Date, after giving effect to any deposits to or withdrawals from the Cash Collateral Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date; provided, however, that no such reinvestment
                                --------  -------
shall be made before 2:00 p.m. (New York City time) on such Transfer Date; and

further provided, however, that each Permitted Investment shall mature not later
- ------- --------  -------
than the Business Day preceding the following Transfer Date. The net earnings from such investment shall be applied as specified in the Loan Agreement.

     The Trustee shall maintain, either on its own behalf or through its nominee or custodian, on behalf of the Series 1996-1 Certificateholders, possession of any certificated negotiable instrument or security (other than certificated securities held by a clearing corporation) evidencing the Permitted Investments made pursuant to this subsection 4.9(b) described in clause (a) of the definition of "Permitted Investments" from the time of purchase thereof until the time of sale or maturity. Subject to the restrictions set forth above, the Servicer, or a Person designated in writing by the Servicer of which the Trustee shall have received notification thereof, shall have the authority to instruct the Trustee with respect to the investment of funds on deposit in the Cash Collateral Account. For purposes of determining the availability of funds or the balances in the Cash Collateral Account for any reason under this Agreement, all investment earnings on such funds shall be deemed not to be available or on deposit.

     (c)  Notice of Withdrawals.  In the event that, for any Transfer Date, the
          ---------------------
sum of the amount required to be withdrawn from the Cash Collateral Account pursuant to subsections 4.6(d) and (e) (such sum being referred to as the "Total Withdrawal Amount") is greater than zero, the Servicer shall give written notice to the Trustee, in substantially the form of Exhibit C to the Agreement, of such positive Total Withdrawal Amount.

     (d)  Application of Cash Collateral Account Surplus.  In the event that the
          ----------------------------------------------
Cash Collateral Account Surplus on any Transfer Date, after giving effect to all deposits to and withdrawals from the Cash Collateral Account pursuant to subsections 4.6(d) and (e) on such Transfer Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Cash Collateral Account not later than 1:00 p.m. (New York City time) an amount equal to the Cash Collateral Account Surplus and, as directed, either (x) apply such amount in accordance with subsections 4.6(c)(ix) through (xiii) hereof or (y) in the case of a Cash Collateral Account Surplus arising as a result of an Additional Loan (as defined in the Loan Agreement), pay such amount to the Seller in accordance with the Loan Agreement.

     (e)  Termination of Series.  On the Business Day succeeding the Series
          ---------------------
1996-1 Termination Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 1996-1 Certificateholders and the Servicer and payable from the Cash Collateral Account as provided herein, shall withdraw from the Cash Collateral Account not later than 1:00 p.m. (New York City time) and pay in accordance with subsections 4.6(c)(ix) through (xiii) of this Agreement, all amounts then on deposit in the Cash Collateral Account.

     SECTION 4.10  Transferor's or Servicer's Failure to Make a Deposit or
                   -------------------------------------------------------
Payment.
- -------

     (a) If (i) the Servicer fails to give instructions on any Determination Date to make any payment or deposit relating to the Series 1996-1 Certificates required to be made by the Servicer on the related Transfer Date at the time specified in the Agreement (including applicable grace periods), or (ii) the Trustee shall not have received the notice referred to in the first paragraph of subsection 4.10(c) in the manner and at the time specified in the first paragraph of subsection 4.10(c), and, in either case, the Trustee determines that any payment or deposit (other than as required by subsection 2.4(d) (except as provided in the immediately following paragraph), 2.4(e), 2.4(f), 3.3, 9.2, 10.2, or 12.2(a) of the Agreement, or Sections 4 or 15 of the Series Supplement relating to Series 1996-1 (collectively, "Excluded Payments")) required to be made by the Transferor or the Servicer, as the case may be, has not been made on the related Transfer Date, the Trustee (x) shall make such payment from the applicable Investor Account or the Cash Collateral Account, as the case may be, without instruction from the Servicer, or (y) shall (except in the case of (i) a deposit or payment which was required to have been made to or from the Cash Collateral Account, (ii) payments required to be made to the Servicer pursuant to subsection 4.6(a)(ii) or (b)(ii) and (iii) Excluded Payments), subject to subsection 4.10(c), make a withdrawal from the Cash Collateral Account (up to the Available Cash Collateral Amount), in an amount equal to the amount of such payment or deposit. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that it has sufficient information to allow the Trustee to determine the amount thereof; provided,
                                                                  --------
however, that the Trustee shall in all cases be deemed to have sufficient
- -------
information to determine the amount of interest (i) required to be paid or provided for under subsections 4.6(a)(i) and (b)(i) on each Transfer Date, and
(ii) payable to the Series 1996-1 Certificateholders on each Distribution Date. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such a payment or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Transferor or the Servicer, as the case may be.

     If (i) the Servicer or the Transferor fails to make any payment or deposit relating to the Series 1996-1 Certificates (including, but not limited by, any deposits pursuant to Section 4.4, and other than (w) payments or deposits (referred to above) required to be made on any Transfer Date relating to the Series 1996-1 Certificates, (x) payments or deposits required by subsection 2.4(d) (except as referred to below), (y) payments or deposits required by subsection 2.4(e), 2.4(f), 3.3, 9.2, 10.2 or 12.2(a) of the Agreement or Section 5 or 15 of the Series Supplement relating to Series 1996-1) required to be made by the Servicer or Transferor, respectively, at the time specified in the Agreement (including applicable grace periods) and (ii) the Trustee shall have received the notice referred to in the second paragraph of subsection 4.10(c) from the Transferor or the Servicer, as the case may be, in the manner and at the time specified in the second paragraph of subsection 4.10(c), the Trustee shall make such payment from the applicable Investor Account without instruction from the Servicer, or shall, subject to subsection 4.10(c), make a withdrawal from the Cash Collateral Account (up to the Available Cash Collateral Amount) in an amount equal to the amount of such payment or deposit relating to the Series 1996-1 Certificates; provided, however, that the Trustee shall make a withdrawal
                     --------  -------
from the Cash Collateral Account (up to the Available Cash Collateral Amount) in an amount equal to the deposit required to be made by the Transferor pursuant to subsection 2.4(d) hereof to the extent allocable to the Investor Interest that has not been made for any Ineligi-ble Receivable as to which (i) reassignment would have occurred under subsection 2.4(d) hereof but for the Transferor's failure to make a deposit into the Collection Account required under subsection 2.4(d) to the extent allocable to the Investor Interest and (ii) either (A) Collections with respect to such Ineligible Receivable have not been deposited, or are prohibited from being deposited, in the Collection Account, or (B) the Obligor with respect to such Ineligible Receivable does not make one or more payments to the Servicer with respect thereto because it is an Ineligible Receivable. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that it has sufficient information to allow the Trustee to determine the amount thereof. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposits should have been made by the Transferor or the Servicer, as the case may be.

     (b) If a withdrawal is made from the Cash Collateral Account pursuant to subsection 4.10(a) because of a failure of the Servicer or the Transferor to make, or give instructions to make, any payment or deposit required to be made or given by the Servicer or the Transferor from sources other than a withdrawal from the Cash Collateral Account, the Servicer or the Transferor, as the case may be, shall, as appropriate, (i) make the required payment, deposit or transfer within five Business Days, or (ii) give the Trustee instructions to transfer the required payment or deposit in respect of which such withdrawal from the Cash Collateral Account was made, to the Cash Collateral Account.

     (c) The Transferor and the Servicer covenant and agree hereby to notify the Trustee, no later than 10:00 a.m. (New York time) on each Transfer Date, that the Transferor or the Servicer, as the case may be, has made all deposits and withdrawals required to be made on such Business Day by the Servicer or the Transferor, as the case may be, relating to the Series 1996-1 Certificates on such Transfer Date, which notice may be by telephone confirmed by facsimile. Such notice shall be substantially in the form of Exhibit 4 to the Supplement relating to Series 1996-1, with such changes as the Servicer may determine to be necessary or desirable; provided, however, that no change shall serve to exclude
                        --------  -------
information required pursuant to this Section 4.10(c). The Trustee shall be entitled to rely on such telephone notice as conclusive evidence that such deposits and withdrawals have been made by the Transferor or the Servicer, as the case may be, in a timely manner unless such Trustee shall not have received such facsimile confirmation by 12:00 noon, (New York time) on such Transfer Date.

     If, on any Business Day, the Transferor or the Servicer fails to make any payment or deposit relating to the Series 1996-1 Certificates required to be made by it on such Business Day (other than the deposits and payments required to be made by the Transferor or the Servicer on each Transfer Date), the Transferor or the Servicer, as the case may be, shall notify the Trustee not later than 11:00 a.m. (New York time) on such Business Day that it has failed to make such payment or deposit, which notice shall specify (i) the amount of such deposit or payment and (ii) if applicable, the account from which such payment was to be made and the Person to whom, or the account into which, such payment was to be made. Such notice shall be substantially in the form of Exhibit 5 to the Series Supplement relating to Series 1996-1.

     If, on any Business Day, the Trustee shall be required to make a withdrawal from the Cash Collateral Account pursuant to Section 4.10, the Trustee shall make such withdrawal from the Cash Collateral Account not later than 2:00 p.m. (New York City time) on such Business Day.

     SECTION 4.11  Interest Rate Caps.
                   ------------------

     (a) The Trustee hereby acknowledges that the Class A Interest Rate Cap has been obtained for the benefit of the Class A Certificateholders and the Class B Interest Rate Cap for the benefit of the Class B Certificateholders. Each of the Interest Rate Caps provides that (i) the Trust shall not be required to make any payments thereunder and (ii) the Trust shall be entitled to receive a payment (determined in accordance with the respective Interest Rate Cap) from the Interest Rate Cap Provider on or prior to each Transfer Date if LIBOR plus 0.__% for the related Interest Accrual Period exceeds the Class A Cap Rate or LIBOR plus 0.__% for the related Interest Accrual Period exceeds the Class B Cap Rate. The Interest Rate Cap Provider will make a payment on or prior to each Transfer Date to the Trustee, on behalf of the Trust, in an amount equal to the product of (i) the amount by which, in the case of the Class A Interest Rate Cap, LIBOR plus 0.__% exceeds the Class A Cap Rate or, in the case of the Class B Interest Rate Cap, LIBOR plus 0.__% exceeds the Class B Cap Rate, as applicable, (ii) the Class A Notional Amount or the Class B Notional Amount, as applicable, for the related Calculation Peri-od, and (iii) the actual number of days in such Calculation Period divided by
360. Payments pursuant to the Class A Interest Rate Cap will be deposited in the Distribution Account for payment to the Class A Certificateholders on the following Distribution Date. Payments pursuant to the Class B Interest Rate Cap will be deposited in the Distribution Account for payment to the Class B Certificateholders on the following Distribution Date.

     (b) In the event that the long term unsecured debt or long term certificate of deposit rating of the Interest Rate Cap Provider is withdrawn or reduced below AAA by Standard & Poor's or is withdrawn or reduced below Aa3 by Moody's, then within 30 days after receiving notice of such decline in the creditworthiness of the Interest Rate Cap Provider as determined by the Rating Agency, either (x) the Interest Rate Cap Provider, at its own expense, will obtain a Replacement Interest Rate Cap for each Interest Rate Cap under which it is then currently an obligor or (y) the Trustee, at the direction of the Servicer, shall at its option either (i) with the prior written confirmation of the Rating Agency that such action will not result in a reduction or withdrawal of the rating of the Class A Certificates or the Class B Certificates, use its best efforts to (A) cause the Interest Rate Cap Provider to pledge securities in the manner provided by applicable law or (B) otherwise cause to be pledged securities, which in each case shall be held by the Trustee, its custodian, or its agent free and clear of the Lien of any third party, in a manner conferring on the Trustee a perfected first Lien in such securities securing the Interest Rate Cap Provider's performance of its obligations under the applicable Interest Rate Cap or Caps, or (ii) provided that for each Interest Rate Cap under which such Interest Rate Cap Provider is then currently an obligor, a Replacement Interest Rate Cap or Qualified Substitute Arrangement meeting the requirements of Section 4.11(c) has been obtained or will be obtained prior to or simultaneously with the termination of such Interest Rate Cap pursuant to clause
(B) below, (A) provide written notice to the Interest Rate Cap Provider of its intention to terminate the Interest Rate Cap within such 30-day period and (B) terminate such Interest Rate Cap within such 30-day period, request the payment to it of all amounts due to the Trust under such Interest Rate Cap through the termination date and deposit any such amounts so received, on the day of receipt, to the Collection Account for application as Finance Charge Receivables for the benefit of the applicable Class of Certificateholders, or (iii) use reasonable efforts to establish any other arrangement satisfactory to the Rating Agency including collateral, guarantees or letters of credit, which arrangement will result in the Rating Agency's not reducing or withdrawing the then rating of the Class A Certificates or the Class B Certificates (a "Qualified Substitute Arrangement"); provided, however, that in the event at any
                                     --------  -------
time any alternative arrangement established pursuant to clause (x) or (y)(i) or
(y)(iii) above shall cease to be satisfactory to the Rating Agency or shall terminate prior to the Class B Expected Final Payment Date, then the provisions of this Section 4.11(b) shall again be applied and in connection therewith the 30-day period referred to above shall commence on the date the Servicer receives notice of such cessation or termination, as the case may be.

     (c)  Unless an alternative arrangement pursuant to clause (x) or (y)(i) of
Section 4.11(b) is being established, the Trustee, at the direction of the Servicer shall use its best efforts to obtain with respect to each Interest Rate Cap referenced in Section 4.11(b) a Replacement Interest Rate Cap or Qualified Substitute Arrangement meeting the requirements of this Section 4.11(c) during the 30-day period referred to in Section 4.11(b). The Trustee shall not at any time terminate any such Interest Rate Cap unless, prior to or simultaneously with the termination thereof, the Trustee or the Servicer has obtained or shall obtain (i) a Replacement Interest Rate Cap or Qualified Substitute Arrangement with respect thereto, (ii) to the extent applicable, an Opinion of Counsel as to the due authorization, execution, delivery, validity and enforceability of such Replacement Interest Rate Cap or Qualified Substitute Arrangement, as the case may be, and (iii) a letter from the Rating Agency confirming that the termination of such Interest Rate Cap and its replacement with such Replacement Interest Rate Cap or Qualified Substitute Arrangement will not adversely affect its rating of the Class A Certificates or the Class B Certificates.

     (d) The Servicer shall notify the Trustee, the Rating Agency and the Cash Collateral Depositor within five Business Days after obtaining knowledge that the long term unsecured debt or the long term certificate of deposit rating of the Interest Rate Cap Provider has been withdrawn or reduced by Standard & Poor's or Moody's.

     (e) Notwithstanding the foregoing, the Servicer may at any time obtain a Replacement Interest Rate Cap, provided that the Servicer delivers to the Trustee (i) an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of such Replacement Interest Rate Cap and (ii) a letter from the Rating Agency confirming that the termination of the then current Interest Rate Cap and its replacement with such Replacement Interest Rate Cap will not adversely affect its rating of the Class A Certificates or the Class B Certificates.

     (f) The Trustee hereby appoints the Interest Rate Cap Provider to perform the duties of the calculation agent under the Interest Rate Cap and the Interest Rate Cap Provider accepts such appointment. The Trustee shall, at the direction of the Servicer, request a copy of the audited annual consolidated financial statements of the Union Bank of Switzerland, prepared in accordance with accounting principles that are generally accepted in Switzerland.

     (g) The Trustee, on behalf of the Certificateholders, shall have the right (during the Amortization Period) to, and upon notification from the Servicer shall, sell all or a portion of the Interest Rate Caps subject to the following conditions having been met:

          (i) The Notional Amount of the unsold portion of each Interest Rate Cap remaining as an asset of the Trust shall at least equal the Class A Investor Interest, in the case of the Class A Interest Rate Cap, and the Class B Investor Interest, in the case of the Class B Interest Rate Cap, outstanding as of the date of such sale; and

          (ii) Such sale will not result in a downgrading or withdrawal of the then current rating on the relevant class of Certificates by the Rating Agency.

     The Servicer shall have the duty of obtaining a fair market value price for the sale of the Trust's rights under an Interest Rate Cap, notifying the Trustee of prospective purchasers and bids, selecting the purchaser of such Interest Rate Cap, and instructing the selected purchaser (and/or the Trustee) to deposit the purchase price therefor into the Collection Account. The Trustee, upon receipt of the purchase price into the Collection Account, shall execute all documentation, prepared by the Servicer, necessary to effect the transfer of the Trust's rights under the Interest Rate Cap and to release the lien of the Trustee on the Interest Rate Cap and proceeds thereof.

     Funds deposited in the Collection Account in respect of the sale of all or a portion of Interest Rate Cap or a Class B Interest Rate Cap shall be applied on the next Transfer Date as, respectively, Class A Available Finance Charge Collections or Class B Available Finance Charge Collections in accordance with subsections 4.6(a) through (c) of the Agreement.

     SECTION 4.12  Reallocated Principal Collections.  The Servicer shall apply
                   ---------------------------------
or shall cause the Trustee to apply on each Distribution Date Collections of Principal Receivables (including amounts specified pursuant to subsections 4.6(b)(iii) and (iv) to be treated as Collections of Principal Receivables allocable to the Class B Investor Interest) in an amount, not to exceed the Class B Investor Interest, equal to the product of (a) the Class B Investor Percentage of the Investor Percentage and (b) the amount of Collections of Principal Receivables with respect to the Monthly Period relating to such Distribution Date, and to make the following distributions in the following priority:

          (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Distribution Date over (ii) the sum of (x) the amount of Excess Spread and Shared Finance Charge Collections from other Series with respect to the related Monthly Period and (y) the Available Cash Collateral Amount with respect to such Distribution Date, shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.6(a)(i) through (iv), in that order of priority (such amount, "Reallocated Principal Collections"); and

          (b) the balance, if any, of such Principal Collections allocable to the Class B Investor Interest shall be treated during the Revolving Period as Shared Principal Collections and during an Amortization Period as a portion of Available Principal Collections.

     SECTION 4.13  Determination of LIBOR.  "LIBOR" shall mean, for a specific
                   ----------------------
Interest Accrual Period (other than the initial Interest Accrual Period), the rate for deposits in United States dollars for one month (commencing on the first day of the relevant Interest Accrual Period) which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the LIBOR Determination Date for such

Interest Accrual Period. If such rate does not appear on Telerate Page 3750, the rate for such Interest Accrual Period will be determined on the basis of the rates at which deposits in the United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month (commencing on the first day of Interest Accrual Period).
The Trustee will request the principal London office of each such bank to provide a quotation of its rate. If at least two such quotations are provided, the rate for such Interest Accrual Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for such Interest Accrual Period will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on the first day of such Interest Accrual Period for loans in United States dollars to leading European banks for a period equal to one month (commencing on the first day of such Interest Accrual Period).

     SECTION 4.14  Discount Option. (a) The Seller may at it option (the
                   ---------------
"Discount Option"), any time, upon not less than 30 days prior written notice to the Servicer, the Trustee, the Cash Collateral Depositor, and each Rating Agency, designate a percentage, which may be a fixed percentage or a variable percentage based on a formula (the "Discounted Percentage"), of the amount of Principal Receivables to be treated on and after such designation, or for the period specified in such notice, as Finance Charge Receivables; provided,
                                                                --------
however, that no such designation shall become effective on the date specified
- -------
in such written notice unless the following conditions have been satisfied:

          (i) on or before the date specified in the written notice, the Seller shall have received written confirmation from each Rating Agency which is then rating an outstanding Series of Certificates that such designation will not result in a withdrawal of its rating of such Series of Certificates;

          (ii) such exercise of the Discount Option shall not, in the reasonable belief of the Seller, cause a Pay Out Event to occur or cause an event which with notice or the lapse of time or both would constitute a Pay Out Event;

          (iii) the Seller shall have delivered to the Trustee an Officer's Certificate confirming the items set forth in clauses (i) and (ii) above. The Trustee may conclusively rely on such Officer's Certificate shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

          On and after the date of satisfaction of each of the above conditions, in processing Collection of Principal Receivables of the Accounts, the Servicer shall deem the product of the Discount Percentage and Collections of such Principal Receivables as Collections of Finance Charge Receivables.

          (b) Each Certificateholder by its acceptance of a beneficial interest in a Certificate shall be deemed to have consented to the exercise by the Transferor of the Discount Option at such time as the Transferor determines to exercise such options.

                                   ARTICLE V

                     DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS


                         [THE FOLLOWING PORTION OF THIS
                 ARTICLE IS APPLICABLE ONLY TO SERIES 1996-1.]


     SECTION 5.1  Distributions.
                  -------------

     (a) On each Distribution Date, the Paying Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class A Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 respecting a final distribution) such Class A Certificateholder's pro rata share (based on the aggregate Undivided Interests
                    --- ----
represented by Class A Certificates held by such Class A Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class A Certificateholders pursuant to Sections 4.7 and 4.8 hereof by check mailed to each Class A Certificateholder except that, with respect to Class A Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

     (b) On each Distribution Date, the Paying Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class B Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 respecting a final distribution) such Class B Certificateholder's pro rata share (based on the
                                               --- ----
aggregate Undivided Interests represented by Class B Certificates held by such Class B Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class B Certificateholders pursuant to Sections 4.7 and 4.8 hereof by check mailed to each Class B Certificateholder except that, with respect to Class B Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

     SECTION 5.2  Monthly Certificateholders' Statement.
                  -------------------------------------

     (a) On or before each Distribution Date, the Paying Agent shall forward to each Series 1996-1 Certificateholder and the Rating Agencies a statement substantially in the form of Exhibit 2 to the Series Supplement relating to Series 1996-1 prepared by the Servicer setting forth among other things the following information (which, in the case of subclauses (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Certificate and, in the case of subclauses (viii) and (ix) shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Certificate):

               (i)  the total amount distributed to the Class A
          Certificateholders and the Class B Certificateholders, respectively, on such Distribution Date;

               (ii) the amount of such distribution, if any, allocable to principal with respect to the Class A Certificates and the Class B Certificates, respectively;

               (iii) the amount of such distribution allocable to interest on the Class A Certificates and the Class B Certificates, respectively;

               (iv) the amount of Collections of Principal Receivables processed during the preceding Monthly Period (including amounts arising from the sale of either Interest Rate Cap to be treated as collections of Principal Receivables), as appropriate, and allocated in respect of the Class A Certificates and the Class B Certificates, respectively;

               (v) the aggregate amount of Principal Receivables, the Class A Investor Interest, the Class B Investor Interest, the Investor Percentage, the Class A Investor Percentage and the Class B Investor Percentage as of the close of business on the last day of the preceding Monthly Period;

               (vi) the aggregate outstanding balance of Accounts which are up to 30, 31-60, 61-90 and 91 or more days delinquent in accordance with the Servicer's then existing Account Guidelines as of the close of business on the last day of the preceding Monthly Period;

               (vii) the Class A Investor Default Amount and the Class B Investor Default Amount for the preceding Monthly Period;

               (viii) the aggregate amount of Class A Investor Charge Offs and the Class B Investor Charge Offs for the preceding Monthly Period;

               (ix) the aggregate amount of Investor Charge Offs reimbursed to the Class A Certificateholders and the Class B Certificateholders on the Transfer Date immediately preceding such Distribution Date;

               (x) the amount of the Class A Monthly Servicing Fee and the Class B Monthly Servicing Fee for the preceding Monthly Period;

               (xi) the Available Cash Collateral Amount and the Required Cash Collateral Amount as of the close of business on such Distribution Date;

               (xii) the Class A Pool Factor and the Class B Pool Factor as of the end of the last day of the preceding Monthly Period;

               (xiii) the Deficit Controlled Amortization Amount for each class of the Series 1996-1;

               (xiv) the aggregate amount of Collections of Finance Charge Receivables during the preceding Monthly Period, as appropriate, and allocated in respect of the Series 1996-1 Certificates;

               (xv) the amounts required to be withdrawn from the Cash Collateral Account, the amount of Reallocated Principal Allocations, if any, to be applied with respect to the Class A Required Amount and the amount of any reductions in the Class B Investor Interest to satisfy the Class A Required Amount; and

               (xvi) the ratio of the Available Cash Collateral Amount to the Investor Interest of the Certificates as of the last day of the preceding Monthly Period.

     The Monthly Certificateholders' Statement shall be substantially in the form of Exhibit 2, with such changes as the Servicer may determine to be necessary or desirable; provided, however, that no such change shall serve to
                        --------  -------
exclude information required by this subsection 5.2(a). The Servicer shall, upon making such determination, deliver to the Trustee and the Rating Agency an Officer's Certificate to which shall be annexed the form of Exhibit 2, as so changed. Upon the delivery of such Officer's Certificate to the Trustee,
Exhibit 2, as so changed, shall for all purposes of this Agreement constitute
Exhibit 2. The Trustee may conclusively rely upon such Officer's Certificate as to such change conforming to the requirements of this Agreement.

     (b) On or before January 31 of each calendar year, beginning with calendar year 1997, the Servicer shall furnish to the Paying Agent, who shall distribute to each Person who at any time during the preceding calendar year was a Series 1996-1 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Series 1996-1 Certificateholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1996-1 Certificateholder, together with such other customary information (consistent with the treatment of the Certificate as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 1996-1 Certificateholders to prepare their tax returns. Such obligations of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

     SECTION 9.A  Series 1996-1 Pay Out Events.  If any one of the following
                  ----------------------------
events shall occur during the Re-
volving Period or the Controlled Amortization Period with respect to the Series 1996-1 Certificates:

               (a) failure on the part of the Transferor or the Holder of the Exchangeable Seller Certificate (i) to make any payment or deposit required by the terms of (A) the Agreement relating to the Series 1996-1 Certificates, or (B) this Series Supplement, in each case on or before the date occurring five Business Days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Seller set forth in the Agreement, which failure has a material adverse effect on the Series 1996-1 Certificateholders (which determination shall be made without regard to whether any funds are available pursuant to the Enhancement or the Interest Rate Caps) and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 1996-1 Certificates evidencing Undivided Interests aggregating not less than 50% of each of the Class A Investor Interest and the Class B Investor Interest of this Series 1996-1, and continues to affect materially and adversely the interests of the Series 1996-1 Certificateholders for such period;

               (b) any representation or warranty made by the Transferor in the Agreement, including this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to Section 2.1, 2.6 or 3.4(c), (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days, after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of the Series 1996-1 Certificates evidencing Undivided Interests aggregating not less than 50% of each of the Class A Investor Interest and the Class B Investor Interest of this Series 1996-1, and (ii) as a result of which the interests of the Series 1996-1 Certificateholders are materially and adversely affected (which determination shall be made without regard to whether any funds are available pursuant to the Enhancement or the Interest Rate Caps) and continue to be materially and adversely affected for such period; provided, however, that a Series
                                             --------  -------
     1996-1 Pay Out Event pursuant to this subsection 9A(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions hereof;

               (c) the average of the Portfolio Yields for any three consecutive Monthly Periods is a rate which is less than the Base Rate;

               (d) the Transferor shall fail to convey Receivables arising under Additional Accounts to the Trust, as required by subsection 2.6(e);

               (e) any Servicer Default shall occur which would have a material adverse effect on the holders of the Series 1996-1 Certificates (which determination shall be made without regard to whether funds are available pursuant to the Enhancement or the Interest Rate Caps);

               (f) on any Transfer Date, the Available Cash Collateral Amount shall be less than the lesser of 3% of the Initial Investor Interest and the Investor Interest as of the close of business on the last day of the related Monthly Period;

               (g) failure to pay the Class A Certificates in full on the Class A Expected Final Distribution Date;

               (h) failure to pay the Class B Certificates in full on the Class B Expected Final Distribution Date; or

               (i) failure of the Interest Rate Cap Provider to make any payment under the Class A Interest Rate Cap or the Class B Interest Rate Cap within five days of the date on which such payment was due;

then, in the case of any event described in subparagraphs (a), (b) or (e), after the applicable grace period set forth in such subparagraphs, either the Trustee or the Holders of Series 1996-1 Certificates evidencing Undivided Interests aggregating more than 50% of each of the Class A Investor Interest and the Class B Investor Interest by notice then given in writing to the Seller and the

Servicer (and to the Trustee if given by the Certificateholders) may declare that a pay out event (a "Series 1996-1 Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subparagraphs
(c), (d), (f), (g), (h) or (i) a Series 1996-1 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 1996-1 Certificateholders immediately upon the occurrence of such event.

     Notwithstanding the foregoing, any failure of performance under Section 9A(a)(i) for a period of up to 60 calendar days with respect to an event described in clause (i) below or up to 15 calendar days with respect to an event described in clause (ii) below (in addition to the five Business Days provided above) shall not constitute a Pay Out Event for purposes of this sentence until the expiration of such period, if such failure could not be prevented by the exercise of reasonable diligence by the Transferor and such failure was caused by (i) an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes or (ii) computer malfunction, communication malfunction or other electronic system malfunction; the preceding clause shall not relieve the Transferor from using its best efforts to perform its respective obligations in a timely manner in accordance with the terms of this Agreement and any Supplement and the Transferor shall provide the Trustee, each Rating Agency, the Cash Collateral Depositor, and the Certificateholders with an Officer's Certificate giving prompt notice of such failure, together with a description of its efforts to so perform its obligations. Notice of any such Pay Out Event shall be given by the Servicer to the Rating Agencies.

     SECTION 10.  Series 1996-1 Termination.
                  -------------------------

     All principal or interest with respect to the Certificates shall be due and payable no later than the Scheduled Series 1996-1 Termination Date. In the event that the Investor Interest of the Certificates is greater than zero on the Scheduled Series 1996-1 Termination Date, after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal to be made on the Certificates on such date, the Trustee will sell or cause to be sold, and pay the proceeds to the Certificateholders pro rata in final payment of all principal of and accrued interest on the Certificates, an amount of Principal Receivables and the related Finance Charge Receivables (or interests therein) up to 110% of the Investor Interest at the close of business on such date (but not more than an amount of Receivables equal to the sum of (1) the product of
(A) the Seller Percentage, (B) the aggregate outstanding Principal Receivables and (C) a fraction the numerator of which is the related Investor Percentage of Collections of Finance Charge Receivables and the denominator of which is the sum of all Investor Percentages with respect to Collections of Finance Charge Receivables of all Series outstanding and (2) the Investor Interest of such Series). The Transferor or any of its Affiliates shall be permitted to bid for such Receivables. In addition, the Transferor or any of its Affiliates shall have the right to match any bid by a third person and be granted the right to purchase the Receivables at such matched bid price. Any proceeds of such sale in excess of such principal and interest paid shall be paid to the Cash Collateral Depositor to satisfy any amounts owing under the Loan Agreement and thereafter paid to the Holder of the Exchangeable Seller Certificate. Upon such Scheduled Series 1996-1 Termination Date, final payment of all amounts allocable to the Certificates shall be made in the manner provided in Section 12.3 of the Agreement.

     SECTION 11.  Ratification and Reaffirmation of Pooling and Servicing
                  -------------------------------------------------------
Agreement.  As supplemented by this Series Supplement, the Agreement is in all
- ---------
respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

     SECTION 12.  Ratification and Reaffirmation of Representations and
                  -----------------------------------------------------
Warranties.  Except as otherwise provided in the Agreement, each of the
- ----------
Transferor, the Servicer and the Trustee hereby ratify and reaffirm its representations and warranties contained in the Agreement as follows: (a) with respect to the Transferor, the representations and warranties contained in (i)
Section 2.3 of the Agreement, (ii) Section 2.4(a) of the Agreement (with respect to the Agreement as supplemented by this Series Supplement) and (iii) Section 2.4(b) of the Agreement, (b) with respect to the Servicer, the representations and warranties contained in Section 3.3 of the Agreement and (c) with respect to the Trustee, the representations and warranties contained in Section 11.15 of the Agreement, as though such representations and warranties were made by such party as of the Closing Date.

     SECTION 13.  [RESERVED]

     SECTION 14.  No Subordination.  Notwithstanding the provisions contained in
                  ----------------
Section 13.1 of the Agreement to the contrary, the Agreement may also be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Holders of Series 1996-1 Certificates evidencing Undivided Interests aggregating not less than 100% of the Investor Interest for the purpose of (i) adding any provisions to or changing in any manner or eliminating any of the provisions of this Series Supplement or (ii) modifying in any manner the rights of the Investor Certificateholders which would, in either case, result in the subordination of the rights of the Series 1996-1 Certificateholders to the rights of the Holders of any other Series.

     SECTION 15.  Repurchase of the Series 1996-1 Certificates.  In the event of
                  --------------------------------------------
a breach of any of the representations and warranties set forth in Section 12(a)(ii) hereof, either the Trustee or the Holders of Series 1996-1 Certificates evidencing Undivided Interests aggregating more than 50% of each of the Class A Investor Interest and the Class B Investor Interest, by notice then given in writing to the Transferor (and to the Trustee and the Servicer, if given by the Series 1996-1 Certificateholders), may direct the Transferor to purchase the Series 1996-1 Certificates (as specified below) within 60 days of such notice, or within such longer period as may be specified in such notice, which period shall not exceed 120 days, and the Transferor shall be obligated to purchase on a Distribution Date specified by the Transferor (such Distribution Date, the "Repurchase Date") occurring within such applicable period on the terms and conditions set forth below; provided, however, that no such purchase
                                      --------  -------
shall be required to be made if, at any time during such applicable period, the representations and warranties contained in Section 12(a)(ii) hereof, shall then be true and correct in all material respects. The Transferor shall deposit on the Transfer Date (in New York Clearing House, next day funds) immediately preceding such Repurchase Date, an amount equal to the reassignment deposit amount for such Certificates in the Distribution Account, for distribution to the Series 1996-1 Certificateholders pursuant to Article XII of the Agreement and Section 10 hereof. The reassignment deposit amount for such reassignment shall be equal to (i) the Investor Interest at the end of the day on the last day of the Monthly Period preceding the Repurchase Date, less the amount on deposit in the Principal Account which will be transferred to the Distribution Account pursuant to the second paragraph of subsec-tion 4.8(a) on the related Transfer Date, (ii) an amount equal to all interest accrued but unpaid on the Series 1996-1 Certificates at the Certificate Rate through and including the last day of the month preceding the month in which such Transfer Date occurs, less the amount on deposit in the Finance Charge Account and the Cash Collateral Account which will be transferred to the Distribution Account pursuant to subsections 4.6(a) through (e) on the related Transfer Date and (iii) any amounts owing to the Cash Collateral Depositor pursuant to the Loan Agreement. Payment of the portion of the reassignment deposit amount and the transfer into the Distribution Account of the amounts referred to in the second portion of clauses (i) and (ii) of the preceding sentence, shall be considered a prepayment in full of the Series 1996-1 Certificates. The Series 1996-1 Termination Date shall be deemed to have occurred on the Repurchase Date as long as such amount was deposited in full into the Distribution Account on such Transfer Date. If the Trustee or the Series 1996-1 Certificateholders give notice directing the Transferor to repurchase the Series 1996-1 Certificates as provided above, the obligation of the Transferor to purchase the Series 1996-1 Certificates and to pay the reassignment deposit amount pursuant to this Section 15 shall constitute the sole remedy respecting a breach of the representations and warranties referenced in Section 12(a)(ii) hereof available to the Series 1996-1 Certificateholders or the Trustee on behalf of the Series 1996-1 Certificateholders.

     SECTION 16.  Counterparts.  This Series Supplement may be executed in any
                  ------------
number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     SECTION 17.  Additional Covenants of Transferor.  People's Bank, in its
                  ----------------------------------
capacity as Transferor, hereby covenants that following the occurrence of a Series Pay Out Event described in Section 9A(c) hereof, except as otherwise required by any Requirements of Law, it will not reduce the Periodic Finance Charges assessed on any Receivable, or other fees on any Account if the Transferor reasonably believes that, as a result of such reduction, (i) the weighted average of the Periodic Finance Charges on the last day of the Monthly Period during which such reduction will be effective (weighted based on the Transferor's reasonable belief as to the Principal Receivables which will be outstanding on such last day) will be less than (ii) the sum of (1) 2.00% and
(2) the weighted average of the Certificates Rates of each Series that will be outstanding on such last day (weighted based on the Transferor's reasonable belief as to (x) the amount of the Investor Interest of each Series will be outstanding on such last day, and (y) in the case of Series for which the Certificate Rate is a floating rate, the Certificate Rate applicable to such Monthly Period), and (z) in the case of Series 1996-1, the weighted average of (A) the lesser of the Class A Certificate Rate and the Class A Cap Rate and (B) the lesser of the Class B Certificate Rate and the Class B Cap Rate (weighted based on the Transferor's reasonable belief as to the Principal Receivables, which will be outstanding on such last day).

     SECTION 18.  Series 1996-1 Investor Exchange.  Pursuant to subsection
                  -------------------------------
6.9(b) of the Agreement, the Series 1996-1 Certificateholders may tender their Series 1996-1 Certificates, and the Holders of the Exchangeable Seller Certificate may tender the Exchangeable Seller Certificate, in exchange for (i) one or more newly issued Series of Investor Certificates and (ii) a reissued Exchangeable Seller Certificate in accordance with the terms and conditions contained in a notice of exchange delivered to the Series 1996-1 Certificateholders. Such notice of exchange will specify, among other things:
(a) the amount of Series 1996-1 Certificates that may be tendered, (b) the Certificate Rate with respect to the new Series, (c) the term of the Series, (d) the method of computing the investor percentage, (e) the manner of Enhancement, if any, with respect to the Series and (f) the time and the manner at which the tender and cancellation of the Series 1996-1 Certificates and the issuance of the new Series of Certificates will be effectuated. Upon satisfaction of the conditions contained in subsections 6.9(b) and 6.9(c) of the Agreement, and the receipt by the Trustee of the Exchange Notice and the related Supplement, the Trustee shall cancel the existing Exchangeable Seller Certificate and the applicable Series 1996-1 Certificates, and shall issue such Series of Investor Certificates a new Exchangeable Seller Certificates, each dated the Exchange Date.

   SECTION 19.  GOVERNING LAW.  THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN
                -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.


                        PEOPLE'S BANK,
                             Transferor and Servicer


                        By:____________________________
                           Name:
                           Title:


                        BANKERS TRUST COMPANY, not in
                             its individual capacity but
                             solely as Trustee



                        By:____________________________
                           Name:
                           Title:

                                                                     EXHIBIT 1-A
                                                                     -----------



                      FORM OF CLASS A INVESTOR CERTIFICATE
                      ------------------------------------

                                                                     $__________
No. 1  CUSIP No. __________


              PEOPLE'S BANK CREDIT CARD MASTER TRUST FLOATING RATE
                CLASS A ASSET BACKED CERTIFICATE, SERIES 1996-1

Evidencing an undivided interest in certain assets of a trust, the corpus of which consists of a portfolio of selected VISA/*/ and MasterCard/1/ credit
                                                                 -
card receivables generated or to be generated by People's Bank.




                      (Not an interest in or obligation of
                                 People's Bank
                           or any Affiliate thereof.)

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO PEOPLE'S BANK OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

This certifies that CEDE & CO. (CEDE & CO. or any successors or assigns of CEDE & CO. with respect to this certificate, the "Class A Investor
Certificateholders") is the registered owner of the undivided interest in certain assets of a trust (the "Trust"), the corpus of which consists of a portfolio of Receivables (the "Receiv-

- -----------------

/*/ VISA and MasterCard are registered trademarks of VISA USA, Inc., and MasterCard International Incorporated, respectively.

ables") now existing or hereafter created under selected VISA and MasterCard credit card accounts (the "Accounts") of People's Bank, a Connecticut stock savings bank, all Receivables in Automatic Additional Accounts and Additional Accounts added to the Trust from time to time, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of June 1, 1993, as amended, and as supplemented by the Series 1996-1 Supplement dated as of June __, 1996 (collectively, the "Agreement"), by and between People's Bank, as Seller or Transferor and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below.

   The Seller has structured the Agreement and the Investor Certificates with the intention that the Investor Certificates will qualify under applicable tax law as indebtedness, and the Seller, the Holder of the Exchangeable Seller Certificate, the Servicer and each Investor Certificateholder (or Certificate Owner) by acceptance of its Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest therein), agrees to treat the Investor Certificates consistently with, and to take no action inconsistent with, the treatment of the Investor Certificates (or beneficial interest therein) for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness. Each Certificateholder agrees that it will cause any Certificateholder acquiring an interest in a Certificate through it to comply with this Agreement as to treatment as indebtedness under applicable tax law.

   To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of conflict between the terms specified in this Class A Certificate and any terms specified in the Agreement, the terms of the Agreement shall govern.

   THE AGREEMENT AND THE CERTIFICATES CREATED THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

   The Receivables consist of Principal Receivables which arise from the purchase of goods, services and cash advances and of Finance Charge Receivables which arise generally from Periodic Finance Charges and other fees and charges as fully specified in the Agreement. The assets of the Trust in which this Certificate represents an interest, consist of (i)(a) the Receivables now existing and hereafter created and arising in connection with the Accounts, and all Receivables in the Automatic Additional Accounts and Additional Accounts added to the Trust from time to time (b) all monies due or to become due with respect thereto (including all Finance Charge Receivables), (c) all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of New York) of such Receivables, (d) proceeds of insurance policies relating to the Receivables, (e) Interchange and Recoveries pursuant to subsections 2.5(k) and
(l) of the Agreement, (ii) such funds as from time to time are deposited in the Collection Account, the Excess Funding Account, the Series 1996-1 Collection Subaccount, (iii) the benefits of a Cash Collateral Account having an initial balance of $_________, and (iv) the benefit of the Class A Interest Rate Cap between the Trustee and the Interest Rate Cap Provider.

   This Certificate is one of the People's Bank Credit Card Master Trust $________ Floating Rate Class A Asset Backed Certificates, Series 1996-1 (the "Class A Certificates"), each of which represents an undivided interest in certain assets of the Trust, including the right to receive Collections allocable to the Class A Certificates and other amounts at the times and in the amounts specified in the Agreement to be deposited in the Investor Accounts or paid to the Investor Certificateholders. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Investor Interest at such time. The Initial Class A Investor Interest is $_______ minus the retirement of any Class A Certificates pursuant to an Investor Exchange. The Class A Investor Interest on any date of determination will be an amount equal to (a) the Class A Initial Investor Interest, minus (b) the aggregate amount of payments of
                           -----
Certificate Principal paid to the Class A Certificateholders prior to such date of determination, minus (c) the excess, if any, of the aggregate amount of Class
                  -----
A Investor Charge Offs over Class A Investor Charge Offs reimbursed prior to
                       ----
such date of determination. In addition to the Class A Certificates, a class of certificates entitled "People's Bank Credit Card Master Trust $____________ Floating Rate Class B Asset Backed Certificates, Series 1996-1" (the "Class B Certificates") will be issued, and the Exchangeable Seller Certificate will be reissued to the Holder of the Exchangeable Seller Certificate pursuant to the Agreement, and other Series of certificates have been, and may from time to time be, issued by the Trust, which represent or will represent an undivided interest in the Trust. The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by the Investor Certificates or any other Series of certificates.

   During the Revolving Period, which begins on the date of issuance of this Class A Certificate, Certificate Interest at the Class A Certificate Rate will be distributed on July 15, 1996 and on the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, on the next succeeding Business Day (a "Distribution Date"), to the Class A Certificateholders of record on the Record Date preceding the related Distribution Date. During either the Controlled Amortization Period, which is scheduled to begin with the September 1999 Monthly Period, except in certain limited circumstances set forth in the Agreement, or the Rapid Amortization Period, Certificate Interest and Certificate Principal will be distributed to the Class A Certificateholders on the Distribution Date of each calendar month commencing in the month following the month in which either the Controlled Amortization Period or the Rapid Amortization Period commences.

   The Servicer shall deposit all Collections in the Collection Account as promptly as possible after the Date of Processing of such Collections, but in no event later than the second Business Day following such Date of Processing.

   Notwithstanding anything in the Agreement to the contrary, for so long as, and only so long as, the Seller shall remain the Servicer hereunder and (a)(i) the Servicer provides to the Trustee a letter of credit or other arrangement covering risk of collection of the Servicer acceptable to the Rating Agency (as evidenced by letters from the Rating Agency) and (ii) the Seller shall not have received a notice from the Rating Agency that such letter of credit or other arrangement would result in the lowering or withdrawal of such Rating Agency's then-existing rating of any Series of Investor Certificates or (b) under certain other circumstances permitted under the Agreement, the Servicer need not deposit Collections into the Collection Account, the Principal Account or the Finance Charge Account in accordance with the immediately preceding sentence, or make payments to the Holder of the Exchangeable Seller Certificate prior to the close of business on the day any Collections are received, but may make such payments on the Transfer Date in the Monthly Period following the Monthly Period in which such Collections are received in an amount equal to the net amount of such deposits, payments and withdrawals which would have been made but for the provisions of this paragraph.

   On each Transfer Date, the Servicer or the Trustee acting in accordance with instructions from the Servicer shall withdraw from the Finance Charge Account and/or deposit to the Distribution Account to the extent funds are available on the terms specified in the Agreement from Available Finance Charge Collections, payments made pursuant to the Class A Interest Rate Cap and from Excess Spread an amount equal to, with respect to Class A Certificates, the sum of: (i) the product of (a) the Class A Certificate Rate, (b) the lesser of the Class A Investor Interest determined as of the preceding Distribution Date (or, for the initial Interest Accrual Period, the Closing Date), after giving effect to all payments, deposits and withdrawals on such Distribution Date or Closing Date, and the Expected Class A Principal as of the preceding Distribution Date or Closing Date, and (c) the actual number of days in the related Interest Accrual Period divided by 360, plus (ii) the product of (a) the Class A Excess Principal, (b) the lesser of the Class A Certificate Rate and __% per annum, and
(c) the actual number of days in the related Interest Period divided by 360 (collectively, the "Class A Monthly Interest"), plus (iii) to the extent permitted by applicable law, any interest accrued on the Class A Certificates (including interest on any overdue Class A Monthly Interest) during any prior accrual period which has not been distributed to the Class A Certificateholders, plus, (iv) to the extent that there is available Excess Spread, an amount equal to the product of (a) the amount by which the Class A Certificate Rate exceeds __%, (b) the Class A Excess Principal and (c) the actual number of days in the related Interest Period divided by 360 (the "Class A Excess Interest"). On such Transfer Date the Servicer or the Trustee shall deposit such funds into the Distribution Account.

   If, in any Monthly Period, collections of Finance Charge Receivables allocable to the Class A Investor Interest for such Monthly Period available to the Class A Certificates are insufficient to pay (i) the interest which accrued on the Class A Certificates with respect to the related Distribution Date, in an amount equal to the product of (a) the lesser of the Class A Certificate Rate and the Class A Cap Rate, (b) the Class A Investor Interest as determined as of the preceding Distribution Date

(or, for the initial Interest Accrual Period, the Closing Date), after giving effect to all payments, deposits and withdrawals on such Distribution Date or Closing Date and (c) the actual number of days in the related Interest Accrual Period divided by 360 (the "Class A Monthly Cap Rate Interest"), and any Class A Monthly Cap Rate Interest accrued during any prior period which has not been distributed to the Class A Certificateholders, (ii) the Class A Monthly Servicing Fee and any accrued and unpaid Class A Monthly Servicing Fees from prior Monthly Periods, (iii) the Class A Investor Default Amount for such Distribution Date, and (iv) any unreimbursed Class A Investor Charge Offs (the sum of the foregoing clauses (i) through (iv) being referred to as the "Class A Required Amount"), then first, Excess Spread, if any, from collections of Finance Charge Receivables allocable to the Class B Certificates will be allocated to the Class A Certificates up to the unpaid amount of the Class A Required Amount, second, Shared Finance Charge Collections, if any, allocable to the Series 1996-1 will be allocated to the Class A Certificates up to the amount of the Class A Required Amount remaining unpaid and third, a withdrawal will be made from the Cash Collateral Account on the Distribution Date immediately following such Monthly Period, to the extent of any Class A Required Amount remaining unpaid (but not more than the applicable Available Cash Collateral Amount). If such applicable Available Cash Collateral Amount is less than the unpaid amount of the Class A Required Amount for such Distribution Date (after application of any available Excess Spread and Shared Finance Charge Receivables), the applicable Class B Investor Percentage of the Investor Percentage of collections in respect of Principal Receivables for the preceding Monthly Period will then be used to fund the remaining Class A Required Amount (such collections, "Reallocated Principal Collections"). The Class B Investor Interest will be reduced by the amount of Reallocated Principal Collections.

   If, on such Distribution Date, the Excess Spread, Shared Finance Collections, Available Cash Collateral Amount and Reallocated Principal Collections are insufficient to fund the remaining Class A Required Amount for such Monthly Period, the remaining Class B Investor Interest will be reduced (but not in excess of the Class A Investor Default Amount for such Distribution Date) by the amount of such remaining insufficiency, until such time as the Class B Investor Interest has been reduced to zero. Thereafter, the Class A Investor Interest will be reduced by the amount of any remaining unpaid Class A Required Amount (a "Class A Investor Charge Off"), but not in excess of the Class A Investor Default Amount for such Distribution Date.

   The Trustee has entered into the Class A Interest Rate Cap and Class B Interest Rate Cap with the Interest Rate Cap Provider for the exclusive benefit of the Class A Certificateholders and the Class B Certificateholders, respectively. On each Transfer Date that the Class A Certificate Rate or the Class B Certificate Rate for the related Interest Period exceeds the Class A Cap Rate or the Class B Cap Rate, respectively, the Interest Rate Cap Provider will make a payment to the Trustee, on behalf of the Trust, based on the amount of such excess and the notional amount of the applicable Interest Rate Cap. The Class A Notional Amount will at all times equal the amount of the Expected Class A Principal, and the Class B Notional Amount will at all times equal the amount of the Expected Class B Principal. The Class A Interest Rate Cap and the Class B Interest Rate Cap, or its Replacement Interest Rate Cap or Qualified Substitute Arrangement, will terminate on the day immediately following the Class A Expected Final Distribution Date and the Class B Expected Final Distribution Date, respectively.

   People's Bank, as Servicer, is entitled to receive as servicing compensation a monthly servicing fee in an amount equal to one-twelfth of the product of 2.00% per annum and the Aggregate Principal Receivables in the Trust on the last day of each Monthly Period, payable on each succeeding Distribution Date. With respect to any Distribution Date, the share of the servicing fee allocable to the Class A Certificates shall be equal to one-twelfth of the product of 2.00% per annum and the Class A Investor Interest as of the last day of the preceding Monthly Period. The remainder of the servicing fee, which will be allocable to the Class B Certificateholders, the Holder of the Exchangeable Seller Certificate and the other Series of certificates, if any, will be payable by the Class B Certificateholders, the Holder of the Exchangeable Seller Certificate or by the Holders of such Series of certificates, and none of the Trust, the Trustee or the Class A Certificateholders will have any obligation to pay such portion of the servicing fee.

   On the Determination Date in the Monthly Period following the Monthly Period in which either the Controlled Amortization Period or the Rapid Amortization Period commences, and on each Determination Date thereafter, the Servicer shall notify the Trustee that it will withdraw, or shall instruct the Trustee to withdraw, and on the next succeeding Transfer Date the Servicer or the Trustee acting in accordance with such notice or instruc-tions shall withdraw all amounts on deposit in the Principal Account in respect of Collections processed during the preceding Monthly Period and deposit such amounts in the Distribution Account for distribution to the Class A Certificateholders to the extent specified in the Agreement on the next succeeding Distribution Date.

   If on any Distribution Date in the Controlled Amortization Period through and including the Class A Expected Final Distribution Date, the Monthly Total Principal Allocations for the prior Monthly Period are equal to or greater than the Controlled Distribution Amount, the amount of the Controlled Distribution Amount will be paid from the Trust to the Class A Certificateholders up to the outstanding Class A Investor Interest, as provided in the Agreement, and any excess of such Monthly Total Principal Allocations over the Controlled Distribution Amount will be applied as Shared Principal Collections and if not so used, paid from the Trust to the holder of the Exchangeable Seller Certificate. If, while the Class A Investor Interest exceeds zero, the Monthly Total Principal Allocations for any Monthly Period during the Controlled Amortization Period is less than the Controlled Distribution Amount, the sum of such Monthly Total Principal Allocations and the amount of any Shared Principal Collections available from other Series to the Certificates of this Series will be paid from the Trust to the applicable Class A Certificateholders in respect to the Class A Investor Interest to the extent specified in the Agreement.

   On each Distribution Date beginning in the month following the Monthly Period in which the Rapid Amortization Period commences, the Monthly Total Principal Allocations from the prior Monthly Period along with Shared Principal Collections from other Series, if any, will be distributed to the Class A Certificateholders until the earlier of the date on which the Class A Investor Interest is paid in full and the Series 1996-1 Termination Date and, following the final principal payment to the Class A Certificateholders, to the Class B Certificateholders until the earlier of the date on which the Class B Investor Interest is paid in full and the Series 1996-1 Termination Date.

   On each Distribution Date occurring after a deposit is made pursuant to the paragraphs above, the Paying Agent shall pay the Class A Certificateholders the amount deposited into the Distribution Account on the related Transfer Date in respect of interest payable to the Class A Certificateholders and, in addition, during either the Controlled Amortization Period or the Rapid Amortization

Period, the Paying Agent shall pay to the Class A Certificateholders the amount deposited on the related Transfer Date into the Distribution Account in respect of principal payable to the Class A Certificateholders. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the holders of record appearing in the Certificate Register (except for the final distribution in respect of this Class A Certificate) without the presentation or surrender of this Certificate or the making of any notation thereon, except that with respect to Certificates registered in the name of the nominee of a Clearing Agency, distributions will be made in the form of immediately available funds.

   This Class A Certificate does not represent an obligation of, or an interest in, the Seller or the Servicer, and neither the Class A Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class A Certificate is limited in right of payment to certain collections respecting the Receivables, as more specifically set forth hereinabove and in the Agreement.

   As provided in the Agreement, withdrawals from the Series 1996-1 Investor Accounts may be made upon the instructions of the Servicer from time to time for purposes other than distributions to Class A Certificateholders.

   The Seller may designate (subject to the terms and conditions of the Agreement), Accounts for deletion and removal from the Accounts previously assigned to and constituting a part of the Trust; provided, however, that the
                                                   --------  -------
Seller shall not make more than one such designation in any Monthly Period.

   The Agreement and any Supplement may be amended by the Seller, the Servicer and the Trustee, without the consent of the Certificateholders of any Series, to cure any ambiguity, to correct or supplement any provision therein which may be inconsistent with any other provision therein, and to add any other provisions with respect to matters or questions arising under the Agreement and any Supplement which are not inconsistent with the provisions of the Agreement and any Supplement. The Agreement may be amended from time to time by the Seller, the Servicer and the Trustee, with the consent of any Trustee and without the consent of any Certificateholders, to (a) provide for the transfer by the Seller of its interest in and to all or part of the Accounts in accor-
dance with the provisions of the Agreement and (b) provide for the purchase of Principal Receivables by the Trust at a price which is less than 100% of the outstanding balance thereof, and to provide for the treatment of Collections of Principal Receivables, in an amount up to the aggregate amount by which the purchase price of Principal Receivables as sold thereafter is less than 100%, as Collections of Finance Charge Receivables; provided, however, that any such
                                           --------  -------
action shall not adversely affect in any material respect the interests of Certificateholders; further provided that the Servicer and Trustee shall have received notice from the Rating Agency that any such amendment will not result in the reduction or withdrawal of its then-existing rating of the certificates of any Series. In addition, the Agreement and any Supplement may be amended from time to time by the Seller, the Servicer and the Trustee, without Certificateholder consent, to add to or change any of the provisions of the Agreement to provide that bearer certificates issued with respect to any other Series may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or any interest on such bearer certificates, to permit such bearer certificates to be issued in exchange for registered certificates or bearer certificates of other authorized denominations or to permit the issuance of uncertificated certificates, subject to certain conditions. Moreover, any Supplement and any amendments regarding the addition or removal of Receivables from the Trust will not be considered amendments requiring certificateholder consent under the provisions of the Agreement or any Supplement.

   The Agreement and any Supplement may be amended by the Seller, the Servicer and the Trustee with the consent of the holders of certificates evidencing undivided interests aggregating not less than 66-2/3% of the principal amount of each Series adversely affected, for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of certificateholders of any Series. No such amendment, however, may (a) reduce in any manner the amount of, or delay the timing of, distributions required to be made on such Series,
(b) change the definition of or the manner of calculating the interest of any certificateholder of such Series or (c) reduce the aforesaid percentage of undivided interests, the holders of which are required to consent to any such amendment, in each case without the consent of all certificateholders of all Series adversely affected. Promptly following the execution of any amendment to the Agreement or any Supplement, the Trustee will furnish written notice of the substance of such amendment to each certificateholder of all Series (or with respect to an amendment of a Supplement, to the applicable Series).

   The transfer of this Class A Certificate shall (subject to the limitations set forth in the Agreement) be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denomination and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees. Pursuant to the Series 1996-1 Supplement, the Seller has the option (the "Discount Option") at any time to designate a fixed or variable percentage of Receivables in designated Accounts which otherwise would be treated as Principal Receivables as Finance Charge Receivables. The exercise by the Seller of the Discount Option will be subject to, among other things, the receipt by the Trustee of written confirmation from each Rating Agency that the exercise of such option will not result in a withdrawal or reduction of its rating of the Certificates. Each Certificateholder by its acceptance of a beneficial interest in a Certificate shall be deemed to have consented to the exercise by the Seller of the Discount Option at such time as the Seller determines to exercise such option.

   As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate Undivided Interests, as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

   The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

   Subject to the prior termination of Series 1996-1, the Agreement provides that the right of the Class A Certificateholders to receive payments from the Trust will terminate on the Scheduled Series 1996-1 Termination Date. Upon the termination of Trust pursuant to Section 12.1 of the Agreement (and subject to the exceptions set forth in the Agreement), the Trustee will assign and convey to the Holder of the Exchangeable Seller Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, and Recoveries allocable to the Trust relating thereto and

Interchange pursuant to subsections 2.5(k) and (l) of the Agreement. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Holder of the Exchangeable Seller Certificate to vest in such Holder all right, title and interest which the Trustee had in the Receivables.

   Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

   IN WITNESS WHEREOF, People's Bank has caused this Class A Certificate to be executed by its duly authorized officer.

                             PEOPLE'S BANK



                             By:________________________



Dated:  June __, 1996

                Form of Trustee's Certificate of Authentication
                -----------------------------------------------


   This is one of the Class A Certificates referred to in the within-mentioned Agreement.


                        BANKERS TRUST COMPANY, not in
                             its individual capacity,
                             but solely as Trustee



                             By: _______________________
                                  (Authorized Officer)

                                                                     EXHIBIT 1-B
                                                                     -----------



                      FORM OF CLASS B INVESTOR CERTIFICATE
                      ------------------------------------

                                                                        $_______
No. R-1                                                    CUSIP No.    ________


              PEOPLE'S BANK CREDIT CARD MASTER TRUST FLOATING RATE
                CLASS B ASSET BACKED CERTIFICATE, SERIES 1996-1


Evidencing an undivided interest in certain assets of a trust, the corpus of which consists of a portfolio of selected VISA/*/ and MasterCard/1/credit
                                                                 -
card receivables generated or to be generated by People's Bank.



                      (Not an interest in or obligation of
                                 People's Bank
                           or any Affiliate thereof.)

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO PEOPLE'S BANK OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

This certifies that CEDE & CO. (CEDE & CO. or any successors or assigns of CEDE & CO. with respect to this certificate, the "Class B Investor
Certificateholders") is the registered owner of the undivided interest in certain assets of a trust (the "Trust"), the corpus of which consists of a portfolio of Receivables (the "Receiv-

- ------------------------

/*/ VISA and MasterCard are registered trademarks of VISA USA, Inc., and MasterCard International Incorporated, respectively.

ables") now existing or hereafter created under selected VISA and MasterCard credit card accounts (the "Accounts") of People's Bank, a Connecticut stock savings bank, all Receivables in Automatic Additional Accounts and Additional Accounts added to the Trust from time to time, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of June 1, 1993, as amended, and as supplemented by the Series 1996-1 Supplement dated as of June __, 1996 (collectively, the "Agreement"), by and between People's Bank, as Seller or Transferor and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below.

   The Seller has structured the Agreement and the Investor Certificates with the intention that the Investor Certificates will qualify under applicable tax law as indebtedness, and the Seller, the Holder of the Exchangeable Seller Certificate, the Servicer and each Investor Certificateholder (or Certificate Owner) by acceptance of its Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest therein), agrees to treat the Investor Certificates consistently with, and to take no action inconsistent with, the treatment of the Investor Certificates (or beneficial interest therein) for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness. Each Certificateholder agrees that it will cause any Certificateholder acquiring an interest in a Certificate through it to comply with this Agreement as to treatment as indebtedness under applicable tax law.

   To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of conflict between the terms specified in this Class B Certificate and any terms specified in the Agreement, the terms of the Agreement shall govern.

   THE AGREEMENT AND THE CERTIFICATES CREATED THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

   The Receivables consist of Principal Receivables which arise from the purchase of goods, services and cash advances and of Finance Charge Receivables which arise generally from Periodic Finance Charges and other fees and charges as fully specified in the Agreement. The assets of the Trust in which this Certificate represents an interest, consist of (i)(a) the Receivables now existing and hereafter created and arising in connection with the Accounts and all Receivables in Automatic Additional Accounts and Additional Accounts added to the Trust from time to time, (b) all monies due or to become due with respect thereto (including all Finance Charge Receivables), (c) all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of New York) of such Receivables, (d) proceeds of insurance policies relating to the Receivables, (e) Interchange and Recoveries pursuant to subsections 2.5(k) and (l) of the Agreement, (ii) such funds as from time to time are deposited in the Collection Account, the Excess Funding Account, the Investor Accounts and Series 1996-1 Collection Subaccount, (iii) the benefits of a Cash Collateral Account having an initial balance of $__________ and (iv) the benefit of the Class B Interest Rate Cap between the Trustee and the Interest Rate Cap Provider.

   This Certificate is one of the People's Bank Credit Card Master Trust $__________ Floating Rate Class B Asset Backed Certificates, Series 1996-1 (the "Class B Certificates"), each of which represents an undivided interest in certain assets of the Trust, including the right to receive Collections allocable to the Class B Certificates and other amounts at the times and in the amounts specified in the Agreement to be deposited in the Investor Accounts or paid to the Investor Certificateholders. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Investor Interest at such time. The Initial Class B Investor Interest is $__________ minus the retirement of any Class B Certificates pursuant to an Investor Exchange. The Class B Investor Interest on any date of determination will be an amount equal to (a) the Class B Initial Investor Interest, minus (b) the aggregate amount of payments of
                           -----
Certificate Principal paid to the Class B Certificateholders prior to such date of determination, minus (c) the excess, if any, of the aggregate amount of Class
                  -----
B Investor Charge Offs and Reallocated Principal Collections over Class B
                                                             ----
Investor Charge Offs and Reallocated Principal Collections reimbursed prior to such date of determination. In addition to the Class B Certificates, a class of certificates entitled "People's Bank Credit Card Master Trust $__________ Floating Rate Class

A Asset Backed Certificates, Series 1996-1" (the "Class A Certificates") will be issued, and an Exchangeable Seller Certificate will be issued to the Holder of the Exchangeable Seller Certificate pursuant to the Agreement, and other Series of certificates have been, and may from time to time be, issued by the Trust, which represent or will represent an undivided interest in the Trust. The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by the Investor Certificates or any other Series of certificates.

   During the Revolving Period, which begins on the date of issuance of this Class B Certificate, Class B Certificate Interest at the Class B Certificate Rate will be distributed on July 15, 1996 and on the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, on the next succeeding Business Day (a "Distribution Date"), to the Class B Certificateholders of record on the Record Date preceding the related Distribution Date. During either the Controlled Amortization Period or the Rapid Amortization Period, Certificate Interest and Certificate Principal will be distributed to the Class B Certificateholders on the Distribution Date of each calendar month commencing with the Class B Payment Commencement Date.

   The Servicer shall deposit all Collections in the Collection Account as promptly as possible after the Date of Processing of such Collections, but in no event later than the second Business Day following such Date of Processing.

   Notwithstanding anything in the Agreement to the contrary, for so long as, and only so long as, the Seller shall remain the Servicer hereunder and (a)(i) the Servicer provides to the Trustee a letter of credit or other arrangement covering risk of collection of the Servicer acceptable to the Rating Agency (as evidenced by letters from the Rating Agency) and (ii) the Seller shall not have received a notice from the Rating Agency that such letter of credit or other arrangement would result in the lowering or withdrawal of such Rating Agency's then-existing rating of any Series of Investor Certificates or (b) under certain circumstances permitted under the Agreement, the Servicer need not deposit Collections into the Collection Account, the Principal Account or the Finance Charge Account in accordance with the immediately preceding sentence or make payments to the Holder of the Exchangeable Seller Certificate prior to the close of business on the day any Collections are deposited in the Collection Account, but may make such payments on the Transfer Date in the Monthly Period following the Monthly

Period in which such Collections are received in an amount equal to the net amount of such deposits, payments and withdrawals which would have been made but for the provisions of this paragraph.

   On each Transfer Date, the Servicer or the Trustee acting in accordance with instructions from the Servicer shall withdraw from the Finance Charge Account and/or deposit to the Distribution Account to the extent funds are available on the terms specified in the Agreement from Available Finance Charge Collections, payments made pursuant to the Class B Interest Rate Cap and from Excess Spread an amount equal to, with respect to Class B Certificates, the sum of: (i) the product of (a) the Class B Certificate Rate, (b) the lesser of the Class B Investor Interest determined as of the preceding Distribution Date (or, for the initial Interest Accrual Period, the Closing Date), after giving effect to all payments, deposits and withdrawals on such Distribution Date and the Expected Class B Principal as of the preceding Distribution Date or Closing Date and (c) the actual number of days in the related Interest Period divided by 360, plus
(ii) the product of (a) the Class B Excess Principal, (b) the lesser of the Class B Certificate Rate and __%, and (c) the actual number of days in the related Interest Period divided by 360 (collectively, the "Class B Monthly Interest"), plus (iii) to the extent permitted by applicable law, any interest accrued on the Class B Certificates (including interest on any overdue Class B Monthly Interest) during any prior accrual period which has not been distributed to the Class B Certificateholders, plus, (iv) to the extent that there is available Excess Spread, an amount equal to the product of (a) the amount by which the Class B Certificate Rate exceeds __%, (b) the Class B Excess Principal and (c) the actual number of days in the related Interest Period divided by 360 (the "Class B Excess Interest"). On such Transfer Date the Servicer or the Trustee shall deposit such funds into the Distribution Account.

   If, in any Monthly Period, collections of Finance Charge Receivables allocable to the Class B Investor Interest for such Monthly Period available to the Class B Certificates are insufficient to pay (i) the interest which accrued on the Class B Certificates with respect to the related Distribution Date, in an amount equal to the product of (a) the lesser of the Class B Certificate Rate and the Class B Cap Rate, (b) the Class B Investor Interest as determined as of the preceding Distribution Date (or, for the initial Interest Accrual Period, the Closing Date), after giving effect to all payments, deposits and withdrawals on such Distribution Date or Closing Date and

(c) the actual number of days in the related Interest Accrual Period divided by 360 (the "Class B Monthly Cap Rate Interest"), and any Class B Monthly Cap Rate Interest accrued during any prior period which has not been distributed to the Class B Certificateholders, (ii) the Class B Monthly Servicing Fee and any accrued and unpaid Class B Monthly Servicing Fees from prior Monthly Periods,
(iii) the Class B Investor Default Amount for such Distribution Date Monthly Period, and (iv) unreimbursed Class B Investor Charge Offs (the sum of the foregoing clauses (i) through (iv) being referred to as the "Class B Required Amount"), then first, Excess Spread, if any, from collections of Finance Charge Receivables allocable to the Class A Certificates will be allocated to the Class B Certificates up to the unpaid amount of the Class B Required Amount, second, Shared Finance Charge Collections, if any, allocable to the Series 1996-1 and not required to pay the Class A Required Amount for such Distribution Date will be allocated to the Class B Certificates up to the amount of the Class B Required Amount remaining unpaid and third, a withdrawal will be made from the Cash Collateral Account on the Distribution Date immediately following such Monthly Period, to the extent of any remaining Class B Required Amount (but not more than the portion of the applicable Available Cash Collateral Amount, if any, not required to pay the Class A Required Amount for such Distribution
Date).

   If on any Distribution Date the Available Cash Collateral Amount is less than any remaining Class A Required Amount after application of any available Excess Spread and Shared Finance Charge Collections for such Distribution Date, the applicable Class B Investor Percentage of the Investor Percentage of collections in respect of Principal Receivables (such collections, "Reallocated Principal Collections") will then be used to fund the Class A Required Amount remaining after application of all funds on deposit in the Cash Collateral. The Class B Investor Interest will be reduced by the amount of Reallocated Principal Collections. If, on such Distribution Date, the Excess Spread, Shared Finance Charge Collections, Available Cash Collateral Amount and Reallocated Principal Collections are insufficient to fund any Class A Required Amount for such Monthly Period, the remaining Class B Investor Interest will be reduced (but not in excess of the Class A Investor Default Amount for such Distribution Date) by the amount of such remaining insufficiency, until such time as the Class B Investor Interest has been reduced to zero. In addition, if on such Distribution Date the Excess Spread and any remaining Available Cash Collateral Amount are insufficient to fund the Class B Required Amount for such Monthly Period, the remaining Class B Investor Interest will be reduced (but not in excess of the Class B Investor Default amount for such Distribution Date) by the amount of such remaining insufficiency, until such time as the Class B Investor Interest has been reduced to zero.

   The Trustee has entered into the Class A Interest Rate Cap and Class B Interest Rate Cap with the Interest Rate Cap Provider for the exclusive benefit of the Class A Certificateholders and the Class B Certificateholders, respectively. On each Transfer Date that the Class A Certificate Rate or the Class B Certificate Rate for the related Interest Period exceeds the Class A Cap Rate or the Class B Cap Rate, respectively, the Interest Rate Cap Provider will make a payment to the Trustee, on behalf of the Trust, based on the amount of such excess and the notional amount of the applicable Interest Rate Cap. The Class A Notional Amount will at all times equal the amount of the Expected Class A Principal, and the Class B Notional Amount will at all times equal the amount of the Expected Class B Principal. The Class A Interest Rate Cap and the Class B Interest Rate Cap, or its Replacement Interest Rate Cap or Qualified Substitute Arrangement, will terminate on the day immediately following the Class A Expected Final Distribution Date and the Class B Expected Final Distribution Date, respectively.

   People's Bank, as Servicer, is entitled to receive as servicing compensation a monthly servicing fee in an amount equal to one-twelfth of the product of 2.00% per annum and the Aggregate Principal Receivables in the Trust on the last day of each Monthly Period, payable on each succeeding Distribution Date. With respect to any Distribution Date, the share of the servicing fee for each Monthly Period allocable to the Class B Certificates shall be equal to one-twelfth of the product of 2.00% per annum and the Class B Investor Interest as of the last day of the preceding Monthly Period. The remainder of the servicing fee, which will be allocable to the Class A Certificateholders, the Holder of the Exchangeable Seller Certificate and the other Series of certificates, if any, will be payable by the Class A Certificateholders, the Holder of the Exchangeable Seller Certificate or by the Holders of such Series of certificates, and none of the Trust, the Trustee or the Class B Certificateholders will have any obligation to pay such portion of the servicing fee.

   On the Determination Date immediately preceding the Class B Payment Commencement Date, and on each Determination Date thereafter, the Servicer shall notify the Trustee that it will withdraw, or shall instruct the

Trustee to withdraw, and on the next succeeding Transfer Date the Servicer or the Trustee acting in accordance with such notice or instructions shall withdraw all amounts on deposit in the Principal Account, in respect of Collections processed during the preceding Monthly Period and deposit such amounts less any amounts required to be paid on the succeeding Distribution Date to the Class A Certificateholders in the Distribution Account for distribution to the Class B Certificateholders to the extent specified in the Agreement on the next succeeding Distribution Date.

   If on any Distribution Date in the Controlled Amortization Period commencing with the Class B Payment Commencement Date, the Monthly Total Principal Allocations for the prior Monthly Period are equal to or greater than the Controlled Distribution Amount, the amount of the Controlled Distribution Amount will be paid from the Trust to the Class B Certificateholders up to the outstanding Class B Investor Interest, as provided in the Agreement and any excess of such Monthly Total Principal Allocations over the Controlled Distribution Amount will be applied as Shared Principal Collections and if not so used, paid from the Trust to the holder of the Exchangeable Seller Certificate. If Monthly Total Principal Allocation for any Monthly Period during the Controlled Amortization Period is less than the Controlled Distribution Amount, the sum of such Monthly Total Principal Allocations and the amount of any Shared Principal Collections available from other Series to the Certificates of this Series will be paid from the Trust to the applicable Class B Certificateholders in respect to the Class B Investor Interest to the extent specified in the Agreement.

   On each Distribution Date beginning with the month following the Monthly Period in which the Rapid Amortization Period commences, the Monthly Total Principal Allocation from the prior Monthly Period along with Shared Principal Collections from other Series, if any, will be distributed to the Class A Certificateholders until the earlier of the date on which the Class A Investor Interest is paid in full and, the Series 1996-1 Termination Date and, following the final principal payment to the Class A Certificateholders, to the Class B Certificateholders until the earlier of the date on which the Series 1996-1 Termination Date.

   On each Distribution Date occurring after a deposit is made pursuant to the paragraphs above, the Paying Agent shall pay the Class B Certificateholders the amount deposited into the Distribution Account on the related

Transfer Date in respect of interest payable to the Class B Certificateholders and, in addition, upon and following the Class B Payment Commencement Date, the Paying Agent shall pay to the Class B Certificateholders the amount deposited on the related Transfer Date into the Distribution Account in respect of principal payable to the Class B Certificateholders. Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the address of the holder of record appearing in the Certificate Register (except for the final distribution in respect of this Class B Certificate) without the presentation or surrender of this Certificate or the making of any notation thereon, except that with respect to Certificates registered in the name of the nominee of a Clearing Agency, distributions will be made in the form of immediately available funds.

   This Class B Certificate does not represent an obligation of, or an interest in, the Seller or the Servicer, and neither the Class B Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class B Certificate is limited in right of payment to certain collections respecting the Receivables, as more specifically set forth hereinabove and in the Agreement.

   As provided in the Agreement, withdrawals from the Series 1996-1 Investor Accounts may be made upon the instructions of the Servicer from time to time for purposes other than distributions to Class B Certificateholders.

   The Seller may designate (subject to the terms and conditions of the Agreement) Accounts for deletion and removal from the Accounts previously assigned to and constituting a part of the Trust; provided, however, that the
                                                   --------  -------
Seller shall not make more than one such designation in any Monthly Period.

   The Agreement and any Supplement may be amended by the Seller, the Servicer and the Trustee, without the consent of the Certificateholder of any Series, to cure any ambiguity, to correct or supplement any provision therein which may be inconsistent with any other provision therein, to add any other provisions with respect to matters or questions arising under the Agreement and any Supplement which are not inconsistent with the provisions of the Agreement and any Supplement. The Agreement may be amended from time to time by the Seller, the Servicer and the Trustee, with the consent of the Trustee and without the consent of the certificateholders, to (a)
provide for the transfer by the Seller of its interest in and to all or part of the Accounts in accordance with the provisions of the Agreement and (b) provide for the purchase of Principal Receivables by the Trust at a price which is less than 100% of the outstanding balance thereof, and to provide for the treatment of Collections of Principal Receivables, in an amount up to the aggregate amount by which the purchase price of Principal Receivables as sold thereafter is less than 100%, as Collections of Finance Charge Receivables; provided, however, that
                                                         --------  -------
any such action shall not adversely affect in any material respect the interests of the certificateholders; further provided that the Servicer and the Trustee shall have received notice from the Rating Agency that any such amendment will not result in the reduction or withdrawal of its then-existing rating of the certificates of any Series. In addition, the Agreement and any Supplement may be amended from time to time by the Seller, the Servicer and the Trustee, without certificateholder consent, to add to or change any of the provisions of the Agreement to provide that bearer certificates issued with respect to any other Series may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or any interest on such bearer certificates, to permit such bearer certificates to be issued in exchange for registered certificates or bearer certificates of other authorized denominations or to permit the issuance of uncertificated certificates, subject to certain conditions. Moreover, any Supplement and any amendments regarding the addition or removal of Receivables from the Trust will not be considered amendments requiring certificateholder consent under the provisions of the Agreement or any Supplement.

   The Agreement and any Supplement may be amended by the Seller, the Servicer and the Trustee with the consent of the holders of certificates evidencing undivided interests aggregating not less than 66-2/3% of the principal amount of each Series adversely affected, for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of Certificateholders of any Series. No such amendment, however, may (a) reduce in any manner the amount of, or delay the timing of, distributions required to be made on such Series,
(b) change the definition of or the manner of calculating the interest of any Certificateholder of such Series or (c) reduce the aforesaid percentage of undivided interests, the holders of which are required to consent to any such amendment, in each case without the consent of all Certificateholders of all Series adversely affected. Promptly following the execu-tion of any amendment to the Agreement or any Supplement, the Trustee will furnish written notice of the substance of such amendment to each Certificateholder of all Series (or with respect to an amendment of a Supplement, to the applicable Series).

   The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denomination and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

   Pursuant to the Series 1996-1 Supplement, the Seller has the option (the "Discount Option") at any time to designate a fixed or variable percentage of Receivables in designated Accounts which otherwise would be treated as Principal Receivables as Finance Charge Receivables. The exercise by the Seller of the Discount Option will be subject to, among other things, the receipt by the Trustee of written confirmation from each Rating Agency that the exercise of such option will not result in a withdrawal or reduction of its rating of the Certificates. Each Certificateholder by its acceptance of a beneficial interest in a Certificate shall be deemed to have consented to the exercise by the Seller of the Discount Option at such time as the Seller determines to exercise such option.

   As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate Undivided Interests, as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

   The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

   Subject to the prior termination of Series 1996-1, the Agreement provides that the right of the Class B Certificateholders to receive payments from the Trust will terminate on the Scheduled Series 1996-1 Termination Date. Upon the termination of Trust pursuant to Section 12.1 of the Agreement, the Trustee will assign and convey to the Holder of the Exchangeable Seller Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, and Recoveries allocable to the Trust relating thereto and Interchange pursuant to subsections 2.5(k) and (l) of the

Agreement. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Holder of the Exchangeable Seller Certificate to vest in such Holder all right, title and interest which the Trustee had in the Receivables.

   Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

   IN WITNESS WHEREOF, People's Bank has caused this Class B Certificate to be executed by its duly authorized officer.

                             PEOPLE'S BANK



                             By:________________________



Dated:  June __ , 1996

                Form of Trustee's Certificate of Authentication
                -----------------------------------------------


   This is one of the Class B Certificates referred to in the within-mentioned Agreement.


                        BANKERS TRUST COMPANY, not in
                             its individual capacity,
                             but solely as Trustee



                             By: _______________________
                                    (Authorized Officer)

                                                                       EXHIBIT 2
                                                                       ---------


                 FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT
                 ---------------------------------------------

                                 PEOPLE'S BANK

             PEOPLE'S BANK CREDIT CARD MASTER TRUST, Series 1996-1

         MONTHLY CERTIFICATEHOLDERS' STATEMENT FOR MONTHLY PERIOD #___



Monthly Period - Beginning Date                _________

Monthly Period - Ending Date                   _________

Determination Date                             _________

Distribution Date                              _________

(Note: Monthly Period numbers found herein refer solely to Series 1996-1 and may not correspond to Monthly Period numbers used for other Series of the Trust.)

I.   Information Regarding Distributions to Certificateholders

A.  Total amount distributed to
    Certificateholders (per $1,000
    Initial Investor Interest)                             _________________

B.  Total principal amount
    distributed to Certificateholders
    (per $1,000 Initial Investor Interest)                 _________________

C.  Total interest amount distributed to
    Certificateholders (Per $1,000 Initial
    Investor Interest)                                     _________________


II. Receivables Balances

A.  Aggregate Principal Receivables in
    Trust, end of period                                   _________________

    (i)  Aggregate Principal Receivables
         in Trust on Closing Date                          _________________

B.  Investor Interest, end of period __                    _________________

    (i)  Investor Interest as of Closing Date              _________________

C.  Investor Interest as a percentage
    of Trust Principal Receivables                         _________________

    (i)  Investor Interest as a
         percentage of Trust Principal
         Receivables as of the Closing Date                _________________

III. Collections

A.  Aggregate amount of Collections Processed
    during the Monthly Period allocated to
    Certificateholders                                     _________________

B.  Monthly Pay Rate for:

          1.  Period - 1    _________%
          2.  Period - 2    _________%
          3.  Period - 3    _________%
          4.  Period - 4    _________%
          5.  Period - 5    _________%
          6.  Period - 6    _________%
          7.  6 mo. Avg.    _________%
C.  Collections of Principal Receivables during
    the Monthly Period allocated
    to Certificateholders                                  _________________

D.  Amount by which Controlled Amortization
    Amount exceeds principal allocated to
    Investors                                              _________________

E.  Collections of Finance Charge Receivables
    during the Monthly Period allocated to
    Certificateholders                                     _________________

- -------------

F.   Annualized Gross Portfolio Yield for:

     1.    Period - 1          _________%
     2.    Period - 2          _________%
     3.    Period - 3          _________%
     4.    3 mo. avg.          _________%

IV.            Delinquent Balances*

                                         Aggregate
                                         Account
                                         Balances
                                         ---------

     A.    Less than 31 days delinquent  ________
     B.    31 - 60 days delinquent       ________
     C.    61-90 days delinquent         ________
     D.    More than 90 days delinquent  ________
     E.    Total                         ________

Percent of
Aggregate
Receivables
- -----------

___________%
___________%
___________%
___________%
___________%

V.  Default Summary

A.  Aggregate Investor Default Amount                      _________________

                              Aggregate         Percent of
                              Account           Aggregate
                              Balances          Receivables
                              ------------      ------------

B. Investor default percentage for:

   1.              Period - 1              _________%
   2.              Period - 2              _________%
   3.              Period - 3              _________%
   4.              3 mo. avg.              _________%

C. Investor Charge Offs

   1.  Aggregate dollar amount                             _________________
   2.  Per $1,000 of Initial Investor Interest             _________________

D. Reimbursed Investor Charge Offs

   1.  Aggregate dollar amount                             _________________
   2.  Per $1,000 of Initial Investor Interest             _________________

E. Base Rate                                               _________________

F.  Portfolio Yield minus Base Rate for:

    1.  Period - 1  _________%
    2.  Period - 2  _________%
    3.  Period - 3  _________%
    4.  3 mo. avg.  _________%

VI.  Monthly Investor Servicing Fee                        _________________

VII.  Withdrawal from Cash Collateral Account under
      Section 4.6                                          _________________

VIII. Required Cash Collateral Amount                      _________________


IX.   Available Cash Collateral Amount

_____________

X.  Deficit Controlled Amortization                        _________________
    Amount

XI. Pool Factor

_____________

                                    PEOPLE'S BANK, Servicer


                                    By:_______________________


Calculations
- ------------

Monthly Pay Rate = Aggregate Collections (excluding Interchange) during the Monthly Period/Aggregate Amount of Receivables at the end of the prior Monthly Period

Amount by which Controlled Amortization Amount exceeds Principal allocated to Investors during the Monthly Period = $________ -Principal allocated to Investors

Gross Portfolio Yield = Finance Charges allocated to Investors during the Monthly Period (including Interchange allocated to Investors and deposited in the Finance Charge Account)/Investor Interest for the prior Monthly Period
#_______

Portfolio Yield minus Base Rate - Finance charges allocated to Investors during the Monthly Period (including Interchange allocated to Investors and deposited in the Finance Charge Amount) -Investor Default Amount for the Monthly Period/Investor Interest for the prior Monthly Period - Base Rate.

                                                                       Exhibit 4


                Form of Monthly Payment Instructions to Trustee


ON __________, PLEASE PERFORM THE FOLLOWING TRANSACTIONS PURSUANT TO THE SERIES 1996-1 SUPPLEMENT AND THE POOLING AND SERVICING AGREEMENT DATED JUNE 1, 1993:

Per Section
  4.6(a)(i) &
  4.6(c)(vii)



Per Section
  4.6(b)(i) &
  4.6(c)(viii)
                  Please withdraw $_______ from Finance Charge Account - and deposit into the Distribution Account - to pay Class A Monthly Interest to Class A Certificate Holders.

                  Please withdraw $_______ from Finance Charge Account - and deposit into the Distribution Account - to pay Class B Monthly Interest to Class B Certificate Holders.

Per Section       Please withdraw $__________ from
4.6(a)(ii) &      Finance Charge Account - to pay
4.6(b)(ii)        Monthly Investor Servicing Fee to People's Bank.

Per Section       Please withdraw $_________ from
  4.6(a)(iii) &   Finance Charge Account - to pay
  4.6(b)(iii)     Investor Default Amount to People's Bank.


Per Section       Please withdraw $_________ from
  4.6(c)(ix)      Finance Charge Account - to pay
                  Monthly Loan Fee to _____________, as Administrative Agent under the Loan Agreement, dated as of June __, 1996among
                  Trustee, People's Bank, _________________________ and
                  ___________ ______________, Individually and as Administrative
                  Agent.


Per Section       Please withdraw $____________ from
  4.6(c)(xiv)     Finance Charge Account - and pay to
                  People's Structured Finance Corp.

   AUTHORIZED BY:  _______________________________

                                                                       Exhibit 5

                   Form of Notification to Trustee Regarding
                            Failure to Make Payment


                                 PEOPLE'S BANK

             PEOPLE'S BANK CREDIT CARD MASTER TRUST, Series 1996-1


     This is to inform you that we have been unable to make a [payment or deposit] in the amount of __________ for the Monthly Period beginning on ________ and ending on _________. Such payments were to be made from [Account] on _________ and such payment or deposit was to be made to [Person or Account].


                              Name:
                              Title:




                                       1